UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST
(Name of Registrant as Specified In Its Charter)

(none)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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TABLE OF CONTENTS

Questions and Answers
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
INSTRUCTIONS FOR SIGNING PROXY CARDS
SPECIAL MEETING OF SHAREHOLDERS OF GOLDMAN SACHS TRUST
PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES
Compensation Table*
NOMINEE OWNERSHIP OF FUND SHARES
PROPOSAL 2:
PROPOSAL 3:
OFFICERS OF THE TRUST
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND APPROVAL OF MATTERS AT THE MEETING
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B FIVE PERCENT SHAREHOLDERS
EXHIBIT C NOMINATING COMMITTEE CHARTER

GOLDMAN SACHS TRUST
71 South Wacker Drive
Chicago, Illinois 60606

May 25, 2007

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) to be held on August 3, 2007, at 2 P.M. (New York time), at the offices of Goldman Sachs Asset Management, L.P. located at 32 Old Slip, 31st Floor, Conference Room A, New York, NY 10005. Please note that if you plan to attend the Meeting, photographic identification will be required for admission.

At this important meeting, you will be asked to consider and act upon one or more of the following proposals.

Matters to be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively the “Funds”):

Proposal 1.	To elect eight Trustees of the Trust.

Matters to be voted upon only by Shareholders of Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Matters to be voted upon only by Shareholders of Goldman Sachs California Intermediate AMT-Free Municipal Fund and Goldman Sachs New York Intermediate AMT-Free Municipal Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 3.	To approve the removal of the Fund’s secondary investment objective.

Matters to be voted upon by all Shareholders of each Fund:

Proposal 4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

A formal Notice of Special Meeting of Shareholders and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust recommends that you vote “FOR” each of the proposals with respect to your Fund(s) . However, before you vote, please read the proxy statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. Your prompt response will help reduce proxy costs — which are paid by the Trust and its Shareholders — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

Kaysie P. Uniacke
President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY
CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE.

Questions and Answers

Q:	What is the purpose of this proxy solicitation?

A:	The purpose of this proxy solicitation is (i) to ask Shareholders of each Fund to vote on the election of eight members of the Board of Trustees (the “Board”) of Goldman Sachs Trust (the “Trust”), whose terms will be effective beginning August 3, 2007 or, in the event of a postponement or postponements or an adjournment or adjournments of the special meeting of shareholders (the “Meeting”), such later date as shareholder approval is obtained; (ii) with respect to each of Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund, to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (“1940 Act”), from “diversified” to “non-diversified,” and to eliminate a related fundamental investment restriction; and (iii) with respect to each of Goldman Sachs California Intermediate AMT-Free Municipal Fund and Goldman Sachs New York Intermediate AMT-Free Municipal Fund, to approve the removal of the Fund’s secondary investment objective.

I.	BOARD PROPOSALS

A.	PROPOSAL 1 — ELECTION OF TRUSTEES

Q:	Why am I being asked to vote for Trustees?

A:	Over the course of the past several years, several members of the Board have ceased to serve as Trustees due to retirement or resignation. While the Board can ordinarily appoint new Trustees without a shareholder vote, they cannot do so if, after such appointment, the number of Trustees who have been elected by shareholders falls below two-thirds of the Trust’s Trustees. If the new nominees to the Board were appointed, the number of Trustees elected by shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a shareholder meeting to elect new Trustees is required. The Board believes it is appropriate for the sitting Trustees to also stand for election at this time. Your vote is important and can make a difference in the governance of the Funds.

Q:	How were the nominees chosen?

A:	The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills and criteria for new Trustees, and, in consultation with legal counsel for the Independent Trustees, conducted a search for qualified candidates for Board membership, interviewing candidates extensively, and seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Governance and Nominating Committee selected and recommended, and the Board unanimously approved, the nominees in the proxy statement to stand for election.

Q:	If the Trustee nominees are elected by shareholders, how many Board members will sit on the Board?

A:	If all nominees are elected, the Board will consist of eight Trustees, six of whom would be “Independent Trustees.” Five of these individuals currently serve as Trustees; two will be new to the Board; and one was previously elected to the Board but resigned to maintain the Board’s composition of 75% Independent Trustees. Although not required by the 1940 Act to do so, the Board has undertaken to preserve the Board’s composition of at least 75% of Independent Trustees. (“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, the primary Federal Statute regulating mutual funds).

Q:	Will the proposed changes result in higher fund expenses?

A:	Each Fund’s expenses will increase by a relatively immaterial amount. Each Independent Trustee receives compensation from the Funds he or she oversees in the form of an annual retainer and a fee for each Board, Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting actually attended. The Board currently has five Independent Trustees and one interested Trustee, although historically there have been six Independent Trustees. If all the nominees are elected, the Board will consist of eight Board Members, six of whom will be Independent Trustees. Accordingly, the cost

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to each Fund of Trustee compensation will increase if all nominees are elected. The amount of this increase to each individual Fund is expected to be immaterial.

B.	PROPOSAL 2: FOR THE SHAREHOLDERS OF GOLDMAN SACHS REAL ESTATE SECURITIES FUND, GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND, GOLDMAN SACHS TOLLKEEPERSM FUND AND GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY

Q:	Why am I being asked to vote to change the sub-classification of the Fund from diversified to non-diversified?

A:	Based on the information provided by Goldman Sachs Asset Management, L.P. (“GSAM”), the investment advisor and administrator to Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Asset Management International, the investment advisor and administrator to Goldman Sachs Concentrated International Equity Fund, to the Board and the recommendation of GSAM, the Board has determined that changing each Fund’s sub-classification to non-diversified would give the Fund’s investment adviser enhanced flexibility to invest in attractive issuers, which may benefit the Fund’s investment performance.

C.	PROPOSAL 3: FOR THE SHAREHOLDERS OF GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND AND NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND ONLY

Q:	Why am I being asked to vote to remove the secondary investment objective of the Fund?

A:	The wording of each Fund’s secondary investment objective generally requires that (i) the Fund’s average credit quality equal AA/A+; and (ii) that the Fund maintain intermediate duration. The removal of each Fund’s secondary investment objective would permit each Fund and its portfolio managers to take advantage of market opportunities with respect to securities rated lower than AA/A+, but rated at least BBB/Baa at the time of purchase (in accordance with each Fund’s minimum credit quality), even if the purchase of those securities would cause the Fund’s average credit quality to vary at times from AA/A+. Proposal 3, if approved, would also remove any requirement that each Fund, as part of its investment objective, maintain an intermediate duration, which would allow the Fund’s portfolio managers some flexibility with respect to the average maturity of securities in the Fund’s portfolio.

II.	GENERAL QUESTIONS

Q:	What are the Boards’ recommendations?

A:	The Board recommends that all shareholders vote “FOR” the nominees to the Board; that the shareholders of the Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund vote “FOR” Proposal 2, the change in sub-classification of each Fund; and that the shareholders of the Goldman Sachs California Intermediate AMT-Free Municipal Fund and New York Intermediate AMT-Free Municipal Fund vote “FOR” Proposal 3, the removal of the secondary investment objective of each Fund.

Q:	How can I vote?

A:	You can vote in any one of four ways:

• By mailing, with the enclosed proxy card after signing and dating;

• Through the Internet by going to the Internet website indicated on your proxy card;

• By telephone, with a toll free call to the number on your proxy card; or

• In person at the Meeting.

We encourage you to vote over the Internet by going to the Internet address provided on your enclosed proxy card or by telephone, by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. These voting methods will save your Fund money. However, whichever method you choose, please take the time to read the proxy statement before you vote.

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Q:	I plan to vote by mail. How should I sign my proxy card?

A:	Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is enclosed.

Q:	I plan to vote through the Internet. How does Internet voting work?

A:	To vote through the Internet, please log on to the Internet website indicated on your proxy card and follow the instructions provided on the Internet voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the proxy statement or the upcoming Meeting, please contact the Trust at 1-800-621-2550.

Q:	What is the relationship between the proxy solicitor, D.F. King & Co., and the Trust?

A:	The Trust has retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up. The proxy solicitor is an independent firm that specializes in proxy mailings and solicitations. The proxy solicitor may contact shareholders on behalf of the Trust, but is not permitted to use personal information about shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION
ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

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GOLDMAN SACHS TRUST
71 South Wacker Drive
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On August 3, 2007

May 25, 2007

To the Shareholders of Goldman Sachs Trust:

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) will be held on August 3, 2007, at 2 P.M. (New York time) at the offices Goldman Sachs Asset Management, L.P. located at 32 Old Slip, 31st Floor, Conference Room A, New York, New York 10005 for the following purposes:

Matters to be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively the “Funds”):

Proposal 1.	To elect eight Trustees of the Trust.

Matters to be voted upon by Shareholders of each of Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940 (“1940 Act”) from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Matters to be voted upon by Shareholders of each of Goldman Sachs California Intermediate AMT-Free Municipal Fund and New York Intermediate AMT-Free Municipal Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 3.	To approve the removal of the Fund’s secondary investment objective.

Matters to be voted upon by all Shareholders of each Fund:

Proposal 4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Holders of record at the close of business on May 14, 2007, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. Each Shareholder is invited to attend the Meeting in person. Please note that if you plan to attend the Meeting, photographic identification will be required for admission. If you cannot be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Trust of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees
of Goldman Sachs Trust

Peter V. Bonanno
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the Internet website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card from within the United States, and follow the recorded instructions (shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

You may revoke your proxy at any time at or before the Meeting, by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SPECIAL MEETING OF SHAREHOLDERS
OF
GOLDMAN SACHS TRUST
71 South Wacker Drive
Chicago, Illinois 60606

PROXY STATEMENT

May 25, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Goldman Sachs Trust (the “Trust”) for use at the Trust’s Special Meeting of Shareholders to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, 31st Floor, Conference Room A, New York, New York 10005, on August 3, 2007, at 2 P.M. (New York time), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any postponement or adjournment thereof are referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification will be required for admission. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the accompanying proxy card are being mailed to shareholders on or about June 1, 2007.

The Trustees have fixed the close of business on May 14, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). Shareholders of record of the Trust on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio (“Fund”) of the Trust outstanding as of the Record Date. Exhibit B to this Proxy Statement sets forth the persons who owned beneficially more than 5% of any Fund as of May 14, 2007.

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers, and personnel of the Funds’ investment advisers and transfer agent and authorized proxy solicitation agent may also solicit proxies by telephone, facsimile, Internet or in person. If the Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded. The Funds will pay their pro-rata share of the expenses associated with this Proxy Statement and solicitation. The Trust has engaged D.F. King & Co., an independent proxy solicitation firm, to assist in soliciting proxies. The cost of D.F. King & Co.’s services with respect to the Trust is estimated to be $192,971, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. If you vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted FOR the election of the Trustee Nominees described in this Proxy Statement; FOR Proposal 2 and/or Proposal 3, if applicable; and in the discretion of the persons named above as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple shareholders of the Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held in street name and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your broker or bank.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550.

PROPOSAL 1: ELECTION OF TRUSTEES

All Funds listed in Exhibit A

The Proposal relates to the election of members of the Board of Trustees of the Trust (the “Board”). At a meeting held on May 9-10, 2007, the Trustees, including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), voted to approve and to recommend to the shareholders that they elect eight Trustees (the “Nominees”) to the Board. If elected (or re-elected, as the case may be) by shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would be able to fill future vacancies by appointment (subject to the requirements of the 1940 Act that at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling shareholder meetings to fill those vacancies.

In 2002, nine Trustees were elected by shareholders. Since then, however, four of those Trustees have, at various times, left the Board as a result of retirement or resignation. Four of the Nominees (Messrs. Bakhru, Harker, Strubel and Shuch) were previously elected by the Trust’s shareholders in 2002 and are standing for re-election by shareholders at the Meeting. One of the Nominees (Mr. Coblentz) has been previously appointed as Trustee by the Board and is standing for election by shareholders for the first time. One of the Nominees (Ms. Uniacke) was previously elected by the Trust’s shareholders in 2002, but resigned on January 1, 2007 to preserve the Board’s composition of at least 75% Independent Trustees. Although not required by the 1940 Act to do so, the Board has undertaken to preserve the Board’s composition of at least 75% of Independent Trustees. Ms. Uniacke is now standing for election by shareholders. Two of the other Nominees (Ms. Daniels and Ms. Palmer) do not currently serve on the Board.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected or re-elected. If, at the time of the Meeting or any subsequent adjournment or postponement, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee. The Trust proposes the election by all of its shareholders of the eight nominees named in the table below to comprise its Board.

The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills and criteria for new Trustees, and, in consultation with legal counsel for the Independent Trustees, conducted a search for qualified candidates for Board membership, interviewing candidates, and seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Governance and Nominating Committee selected and recommended, and the Board approved, the nominees described in the proxy statement to stand for election.

The following table sets forth the names of the Nominees, their addresses, their ages, term of office (including length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Goldman Sachs Fund Complex (as defined below) that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Nominees as Independent Trustees

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(4)	Trustee(5)

Ashok N. Bakhru Age: 64	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998 — Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004) and (2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	97	None

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(4)	Trustee(5)

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present).	97	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (to assume role July 2007); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	97	None

			Trustee-Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the Internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Trustee, Northern Mutual Fund Complex (58 Portfolios).

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(4)	Trustee(5)

Diana M. Daniels Age: 57	Nominee	N/A	Ms. Daniels is retired (since January 2006). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-Present); Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian and organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	97	None

Jessica Palmer Age: 58	Nominee	N/A	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (since 2004).	97	None

Nominees as Interested Trustees

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Trustee(4)

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999- Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	97	None

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 46	President & Nominee	President Since 2002	Managing Director, Goldman Sachs (1997- Present).	97	None

		Trustee From 2001 to January 2007	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

		Nominated to be Elected as Trustee in 2007	President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) ( registered investment companies).

Trustee — Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. In addition to the principal occupations set forth above, each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Goldman, Sachs & Co., One New York Plaza, 37th Floor, New York, New York 10004, Attn: Peter V. Bonanno.

(2)	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board (which may be changed by the Trustees without shareholder vote), the date the Trustee attains the age of 72 years; or (d) the termination of the Trust.

(3)	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of May 10, 2007, the Trust consisted of 85 portfolios, 67 of which have commenced investment operations, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, 11 of which have commenced investment operations.

(4)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Information Concerning Meetings of Trustees and Standing Board Committees

In the following discussion, the Funds are classified into several groups (as defined in Exhibit A hereto): Equity Funds, Flex Portfolios, Fixed Income Funds, Asset Allocation Portfolios, Money Market Funds and Specialty Funds.

The Funds have three separate fiscal reporting periods. The Equity Funds have an August 31 fiscal year end, the Fixed Income Funds and Flex Portfolios have an October 31 fiscal year end, and the Money Market Funds, Specialty Funds and Asset Allocation Portfolios have a December 31 fiscal year end. Because these fiscal reporting periods overlap each other, information provided with respect to the fiscal year end of certain Funds may overlap that provided with respect to other Funds.

The Trustees held eight meetings during the fiscal year ended August 31, 2006, seven meetings during the fiscal year ended October 31, 2006 and seven meetings during the fiscal year ended December 31, 2006. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during any such year. The Trust does not hold annual meetings of shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of shareholders.

The Board has established six standing committees in connection with its governance of the Trust — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.

The Audit Committee oversees the accounting and financial reporting process of the Funds and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. Mr. Bakhru is the chair of the Audit Committee. Mr. Coblentz is the financial expert on the Audit Committee. The Audit Committee held three meetings during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry best practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trust’s investment advisers and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee candidates, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s: (a) experience in business, financial or investment matters or in other fields of endeavor; (b) reputation; (c) ability to attend scheduled Board and committee meetings; (d) general availability to attend to Board business on short notice; (e) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (f) length of potential service; (g) commitment to the representation of the interests of the Funds and their shareholders; (h) commitment to maintaining and improving Trustee skills and education; and (i) experience in corporate governance and best business practices. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee. Shareholders can send other Board communications to the Governance and Nominating Committee c/o Peter V. Bonanno, Goldman Sachs & Co., One New York Plaza, 37th Floor, New York, New York 10004. In considering the selection and nomination of Independent Trustee candidates, it is expected that the Governance and Nominating Committee will consult with the interested Trustees of the Trust and such other persons as the Governance and Nominating Committee deems appropriate.

The Compliance Committee has been established for the purpose of overseeing the compliance processes of the Funds and, insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator and transfer agent (except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee). In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met four times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke, as an officer of the Trust, serve on the Valuation Committee. The Valuation Committee met twelve times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006.

The Dividend Committee is authorized to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. John Perlowski, Treasurer of the Trust, and Ms. Uniacke, President of the Trust, serve on the Dividend Committee. The Dividend Committee met twelve times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Funds’ investment advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. All of the Independent Trustees serve on the Contract Review Committee.

Board Compensation

The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board, Audit Committee, Governance and Nominating Committee, Compliance Committee and/or Contract Review Committee meeting actually attended by such Independent Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of an Independent Trustee to attend training or other types of conferences relating to the investment company industry.

As noted above, the Funds have three separate fiscal reporting periods. The Equity Funds have an August 31 fiscal year end, the Fixed Income Funds and Flex Portfolios have an October 31 fiscal year end, and the Money Market Funds, Specialty Funds and Asset Allocation Portfolios have a December 31 fiscal year end. The following table sets forth certain information with respect to the compensation of each Independent Trustee for the Trust’s respective fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. Please note that these three fiscal years overlap each other and, therefore, the same Trustee compensation appears multiple times in the last three rows of the table. The total compensation paid to each Trustee with respect to all portfolios in the Fund Complex for any twelve-month period is the amount that appears in the appropriate row.

Compensation Table*

Amounts Paid During the Most Recent Fiscal	Ashok N.	John P.	Patrick T.	Mary P.	Richard P.	Wilma P.
Year from Company to Board Members	Bakhru(1)	Coblentz	Harker	McPherson(2)	Strubel	Smelcer(3)

Aggregate Compensation From the Asset Allocation Portfolios (12/31/06)	$12,956	$8,684	$8,684	$8,684	$8,684	$8,684
Aggregate Compensation from the Equity Funds (8/31/06)	$68,019	$45,591	$45,591	$45,591	$45,591	$45,591
Aggregate Compensation from the Fixed Income Funds (10/31/06)	$55,063	$36,907	$36,907	$36,907	$36,907	$36,907
Aggregate Compensation from the Flex Portfolios (10/31/06)	$6,478	$4,342	$4,342	$4,342	$4,342	$4,342
Aggregate Compensation from the Money Market Funds (12/31/06)	$51,824	$34,736	$34,736	$34,736	$34,736	$34,736
Aggregate Compensation from the Specialty Funds (12/31/06)	$16,195	$10,855	$10,855	$10,855	$10,855	$10,855
Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses (all fiscal years)	$0	$0	$0	$0	$0	$0
Total Compensation From Fund Complex (including the Funds†) (for the fiscal year ended 8/31/06)	$255,400	$177,400	$169,000	$177,400	$177,400	$177,400
Total Compensation From Fund Complex (including the Funds†) (for the fiscal year ended 10/31/06)	$310,200	$211,500	$202,500	$211,500	$211,500	$211,500
Total Compensation From Fund Complex (including the Funds†) (for the fiscal year ended 12/31/06)	$250,200	$169,000	$161,000	$169,000	$169,000	$169,000

*	Only Independent Trustees are compensated by the Funds; directors who are “interested persons,” as defined by the 1940 Act, do not receive compensation from the Funds.

†	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 85 portfolios, 67 of which have commenced investment operations, and the Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, 11 of which have commenced investment operations, as of May 10, 2007.

(1)	Includes compensation as Board Chairman.

(2)	Ms. McPherson will be retiring in June 2007. Ms. McPherson is not standing for re-election.

(3)	Ms. Smelcer resigned from the Board on January 1, 2007. Ms. Smelcer is not standing for re-election.

NOMINEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee in the investment portfolios of the Trust:

Aggregate Dollar Range
of Equity Securities
in All Portfolios in
Fund Complex
	Dollar Range of	Overseen
Name of Nominee	Equity Securities in Each Fund(1)	By Nominee(2)

Independent Trustees
Ashok N. Bakhru(2)	Goldman Sachs High Yield Fund: Over $100,000	Over $100,000
Goldman Sachs Capital Growth Fund: Over $100,000
Goldman Sachs Structured U.S. Equity Fund: Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000

John P. Coblentz, Jr.	Goldman Sachs Mid Cap Value Fund: Over $100,000	Over $100,000
Goldman Sachs High Yield Fund: Over $100,000
Goldman Sachs Large Cap Value Fund: $10,001-$50,000
Goldman Sachs Small Cap Value Fund: $50,001-$100,000
Goldman Sachs Emerging Markets Equity Fund: $50,001-$100,000
Goldman Sachs Real Estate Securities Fund: $50,001-$100,000

Patrick T. Harker	Goldman Sachs Capital Growth Fund: $50,001-$100,000	Over $100,000
Goldman Sachs Mid Cap Value Fund: $50,001-$100,000
Goldman Sachs Small Cap Value Fund: $50,001-$100,000
Goldman Sachs Real Estate Securities Fund: $50,001-$100,000
Goldman Sachs Growth and Income Fund: $50,001-$100,000
Goldman Sachs Structured International Equity Fund: $10,001-$50,000

Richard P. Strubel	Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio: Over $100,000	Over $100,000
Goldman Sachs Small Cap Value Fund: Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000

Diana M. Daniels	None	None

Jessica Palmer	None	None

Interested Trustees
Alan A. Shuch	Goldman Sachs-Financial Square Federal Fund: Over $100,000	Over $100,000
Goldman Sachs Capital Growth Fund: Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000

Kaysie P. Uniacke	Goldman Sachs Capital Growth Fund: Over $100,000	Over $100,000
Goldman Sachs Large Cap Value Fund: Over $100,000
Goldman Sachs-Financial Square Tax-Free Money Market Fund: Over $100,000
Goldman Sachs High Yield Municipal Fund: Over $100,000

(1)	Includes the value of shares beneficially owned by each Nominee in the portfolios of the Trust as of December 31, 2006.

(2)	The Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust. As of May 10, 2007, the Trust consisted of 85 portfolios, 67 of which have commenced investment operations, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, 11 of which have commenced investment operations.

None of the Nominees or officers of the Trust beneficially owned individually, nor did the Nominees or officers beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of May 14, 2007.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH
NOMINEE LISTED ABOVE.

PROPOSAL 2:

Approval of Change in the
Sub-Classification under the Investment Company Act of 1940
From a Diversified to a Non-Diversified Company and
Elimination of a Related Investment Restriction

Goldman Sachs Real Estate Securities Fund,
Goldman Sachs International Real Estate Securities Fund,
Goldman Sachs Tollkeeper Fundsm and
Goldman Sachs Concentrated International Equity Fund
(each, a “Proposal 2 Fund, and collectively, the “Proposal 2 Funds”)

Each of the Proposal 2 Funds is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Proposal 2 Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Proposal 2 Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Proposal 2 Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

Each Proposal 2 Fund currently has in place a fundamental investment limitation with respect to diversification. This limitation (which may only be changed with shareholder approval) provides that the Fund “may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.”

At the Meeting, shareholders of each Proposal 2 Fund will be asked to approve a change in the sub-classification of each Proposal 2 Fund under the 1940 Act from a “diversified” fund to a “non-diversified” fund and to eliminate the investment limitation quoted above. If approved, each Proposal 2 Fund will no longer be subject to the diversification limitation discussed above.

Changing each Proposal 2 Fund’s status to non-diversified would provide the Fund’s investment adviser with enhanced flexibility in managing the assets of the Fund. The Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Tollkeeper Fundsm all invest substantially in areas of relatively limited investment opportunity, whether in the real estate industry or in high-quality technology companies. The number of attractive issuers in these areas is relatively limited, and each Fund’s ability to invest in attractive issuers in these areas is restricted by the limitations imposed by its sub-classification as a diversified fund under the 1940 Act. The Goldman Sachs Concentrated International Equity Fund invests in companies within developed and emerging countries outside the U.S. The Fund aims to hold a concentrated portfolio of 30-45 securities. The portfolio managers believe that, by concentrating the Fund’s investments, they may achieve better performance. In order to concentrate in such a manner, the portfolio managers need the additional flexibility that a non-diversified fund provides. If Proposal 2 is approved by a Proposal 2 Fund’s shareholders at the Meeting, that Proposal 2 Fund would be permitted to invest a greater portion of its assets in fewer issuers. However, despite this added flexibility, shareholders should note that if the change in each Proposal 2 Fund’s sub-classification to “non-diversified” is approved, the Fund’s investment risk may also increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of these developments. Accordingly, if Proposal 2 is approved on behalf of each Proposal 2 Fund, each Fund would be subject to greater risk than it currently is subject to as a diversified Fund.

It should be noted that, although each Proposal 2 Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the proposal at the Meeting, each Proposal 2 Fund will continue to be subject to Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Proposal 2 Fund operates as a “regulated investment company.”

As such, each Proposal 2 Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Fund’s total assets at the end of each tax year quarter must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which each Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that each Fund controls and are engaged in the same, similar or related trades or businesses. These limits apply only as of the end of each quarter of each Proposal 2 Fund’s fiscal year. These Federal tax diversification requirements, or each Fund’s determination to comply with them, may change in the future without shareholder approval.

Note that you are being asked to approve Proposal 2 only with respect to the Proposal 2 Fund(s) of which you currently own shares. Proposal 2 will be voted upon separately by shareholders of each Proposal 2 Fund. A vote for Proposal 2 with respect to one Fund will not affect the approval of Proposal 2 with respect to any other Proposal 2 Funds.

At a meeting held on May 9-10, 2007, the Board considered the recommendation of each Proposal 2 Fund’s investment adviser to change each Fund’s sub-classification under the 1940 Act to a non-diversified company and to eliminate each Fund’s related investment restriction. The Board considered all relevant factors, including the potential impact of Proposal 2 on each Proposal 2 Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in each Proposal 2 Fund’s sub-classification to “non-diversified” and the elimination of each Proposal 2 Fund’s related investment restriction, and unanimously recommended that the proposed change also be approved by shareholders at the Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 2.

* * *

PROPOSAL 3:

Approval of Removal of Secondary Investment Objective

Goldman Sachs California Intermediate AMT-Free Municipal Fund (‘‘CA Fund”)*
Goldman Sachs New York Intermediate AMT-Free Municipal Fund (‘‘NY Fund”)**
(each a ‘‘Proposal 3 Fund”, and collectively, the ‘‘Proposal 3 Funds”)

Each Proposal 3 Fund seeks, as a primary investment objective, a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax (in the case of the CA Fund) or from New York State and City personal income taxes (in the case of the NY Fund), and is consistent with preservation of capital. Each Proposal 3 Fund also seeks, as a secondary investment objective, to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ credit quality.1

Each Proposal 3 Fund’s secondary investment objective generally requires (i) that the Fund’s average credit quality be AA/A+; and (ii) that the Fund maintain intermediate duration. At the Meeting, shareholders of each Proposal 3 Fund will be asked to approve a proposal to remove the Fund’s secondary investment objective, thereby eliminating these requirements and providing the Fund’s portfolio managers with additional flexibility in managing the Fund’s portfolio. Each Proposal 3 Fund’s primary investment objective will remain unchanged.

Each Proposal 3 Fund has maintained an average credit quality of AA/A+ or better in the past. However, if Proposal 3 is approved, each Proposal 3 Fund would be permitted to have an average credit quality that at times varies from AA/A+. Each Fund’s minimum credit quality of BBB/Baa, which is applied to all portfolio securities at the time of purchase, would remain unchanged. Accordingly, if Proposal 3 is approved, each Proposal 3 Fund and its portfolio managers would be permitted to take advantage of market opportunities with respect to securities rated lower than AA/A+, but rated at least BBB/Baa at the time of purchase, even if the purchase of those securities would cause the Fund’s average credit quality to vary at times from AA/A+.

The removal of each Proposal 3 Fund’s secondary investment objective would also remove any requirement that the Fund, as part of its investment objective, maintain an intermediate duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. Due to a recent change in each Fund’s benchmark securities index, effective June 1, 2007, each Proposal 3 Fund’s target duration, under normal interest rate conditions, will equal that of the Lehman Brothers Aggregate Municipal Bond Index (the “Index”), plus or minus one year. (Over the last 10 years, the duration of the Index has ranged between six and eight years). If Proposal 3 is approved, the Fund will no longer be subject to any restrictions with respect to its duration.

The removal of each Proposal 3 Fund’s secondary investment objective may present certain risks. As noted above, each Proposal 3 Fund is permitted to purchase only securities rated BBB/Baa or higher at the time of purchase. Currently, however, the requirements of each Proposal 3 Fund’s secondary investment objective limit to a certain extent the ability of the Fund to invest in securities rated lower than AA/A+. However, if Proposal 3 is approved by shareholders, a Proposal 3 Fund’s average credit quality could fall below AA/A+ in the future, and the Fund could be subject to additional credit risk. Securities with lower credit ratings typically pay a higher rate of interest and can increase fund returns. However, adverse economic conditions or changing circumstances may weaken the capability of an issuer of such securities to make interest payments and repay principal.

* To be renamed “Goldman Sachs California AMT-Free Municipal Fund” effective June 1, 2007.
** To be renamed “Goldman Sachs New York AMT-Free Municipal Fund” effective June 1, 2007.
1 Each Proposal 3 Fund determines its average credit quality by (i) looking to the rating assigned to each portfolio security by a nationally recognized statistical rating organization (“NRSRO”) such as Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”); and then (ii) calculating the overall weighted average credit quality rating of the securities in each Fund. If a security is not rated by an NRSRO, the investment adviser will make a comparable rating determination to be used in calculating the overall average credit quality.

If Proposal 3 is approved, the Fund will no longer be subject to any restrictions with respect to its duration. Typically, longer-duration bonds provide higher income. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Accordingly, if the Fund’s average duration were to increase, the Fund’s sensitivity to interest rate changes would also increase.

Note that you are being asked to approve Proposal 3 only with respect to the Proposal 3 Fund(s) of which you currently own shares. Proposal 3 will be voted upon separately by shareholders of each Proposal 3 Fund. A vote for Proposal 3 with respect to one Fund will not affect the approval of Proposal 3 with respect to the other Proposal 3 Fund.

At a meeting held on May 9-10, 2007, the Board considered the proposed change to the investment objective of each Proposal 3 Fund. The Board considered all relevant factors, including the potential impact of Proposal 3 on each Proposal 3 Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in each Proposal 3 Fund’s investment objective, and unanimously recommended that Proposal 3 also be approved by shareholders at the Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 3.

* * *

OFFICERS OF THE TRUST

The following table sets forth the names of the Trust’s officers, their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trust’s investment advisers, custodian and distributor, the Trust itself has no employees. The Trust’s officers do not receive any compensation from the Trust for serving as such.

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 46	President	Since 2002
Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-January 2007).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee, Gettysburg College.

James McNamara 32 Old Slip New York, NY 10005 Age: 44	Senior Vice President	Since 2001
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Senior Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999 — Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 43	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006-present); Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996-June 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986-Present). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During Past 5 Years

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Senior Vice President and Treasurer	Since 1997
Managing Director, Goldman Sachs (November 2003 — Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 45	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 49	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985-June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).
Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 43	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995-October 1998).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Scott McHugh 32 Old Slip New York, NY 10005 Age: 35	Assistant Treasurer	Since 2007	Vice President, Goldman Sachs (February 2007-Present); Director, Deutsche Asset Management or its predecessor (1998-2007); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).
Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 39	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006- Present); Associate General Counsel, Goldman Sachs (2002 — Present); Vice President (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002). Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2003-2006).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 42	Assistant Secretary	Since 2001
Managing Director, Goldman Sachs (December 2001 — Present); and Vice President, Goldman Sachs (1997 — December 2001).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During Past 5 Years

Danny Burke 32 Old Slip New York, NY 10005 Age: 44	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 — Present). Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 1997
Managing Director, Goldman Sachs (December 2002 — Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996 — Present).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

(1)	Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on December 14, 2006, the Audit Committee recommended, and the Board, including a majority of the non-interested Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trust on behalf of the Fixed Income Funds for the fiscal year ending October 31, 2007 and on behalf of the Specialty Funds, Money Market Funds and Asset Allocation Portfolios for the fiscal year ending December 31, 2007. At a meeting of the Board of Trustees held on November 9, 2006, the Audit Committee recommended, and the Board, including a majority of the non-interested Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trust on behalf of the Equity Funds for the fiscal year ending August 31, 2007 and on behalf of the Flex Portfolios for the fiscal year ending October 31, 2007. Ernst & Young LLP served as the Trust’s independent registered public accountants for the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds for the 2005 and 2006 fiscal years.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audits of the annual, and in certain cases semi-annual, financial statements of the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds for the fiscal years ended 2005 and 2006 were $762,000 and $1,071,400, respectively.

The aggregate fees billed by Ernst & Young LLP for professional services for the audits of the annual financial statements of the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds for the fiscal years ended 2005 and 2006 were $427,000 and $848,750, respectively.

Fees included in the audit fees category are those associated with the annual and in certain cases semi-annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements of the Flex Portfolios, Money

Market Funds, Equity Funds and certain Specialty Funds, but not reported as audit fees for the fiscal years ended 2005 and 2006 were $234,400 and $195,000, respectively.

Fees included in the audit-related category are those associated with review of GSAM’s profitability by Fund.

There were no audit-related fees billed by Ernst & Young LLP for services rendered to the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees for the fiscal years ended 2005 and 2006.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of audit-related fees billed by the Funds’ independent public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

Audit Related Fees	2005	2006	Description of Services Rendered

PricewaterhouseCoopers LLP	$683,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70
PricewaterhouseCoopers LLP	$0	$10,000	Audit related fees borne by the funds’ adviser
Ernst & Young LLP	$0	$0	N/A

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds for tax compliance, tax advice and tax planning for the fiscal years ended 2005 and 2006 were $176,800 and $281,400, respectively.

The aggregate fees billed by Ernst & Young LLP for services rendered to the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds for tax compliance, tax advice and tax planning for the fiscal years ended 2005 and 2006 were $84,850 and $107,400, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountants’ tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No tax fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years ended 2005 and 2006.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the fiscal years ended 2005 and 2006.

No fees were billed by Ernst & Young LLP for products and services provided to the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the fiscal years ended 2005 and 2006.

PricewaterhouseCoopers LLP and Ernst & Young LLP did not bill any fees for professional services rendered to the Funds, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trust during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of all other fees billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

All Other Fees	2005	2006	Description of Services Rendered

PricewaterhouseCoopers LLP	$0	$125,500	Review of fund reorganization documents
Ernst & Young LLP	$309,782	$70,000	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM and Goldman Sachs Mutual Funds (2005).

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The audit committee will pre-approve, pursuant to pre-approval policies established from time to time by the audit committee, all engagements of the Funds’ independent auditors that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed to the Trust by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

The aggregate non-audit fees billed to the Trust by Ernst & Young LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

The Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Funds’ independent registered public accountants.

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND
APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of any Proposal. Because each Fund is a series of the Trust, with respect to Proposal 1, your vote will be counted together with the votes of shareholders of the other Funds affected by Proposal 1. With respect to Proposal 2 and Proposal 3, each Proposal will be voted upon separately by shareholders of each Proposal 2 Fund or Proposal 3 Fund. A vote for Proposal 2 or 3 with respect to one Fund will not affect the approval of Proposal 2 or 3 with respect to the other Funds. Cumulative voting is not permitted. The election of each Nominee of the Trust requires a plurality of the votes cast by all shareholders present at the Meeting. The adoption of Proposal 2 and Proposal 3 requires an affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Proposal to elect Trustees, other than for quorum purposes, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment, for which the required vote is a percentage of the shares present in person or by proxy, and against Proposals 2 and 3, for which the required vote is a 1940 Act Majority.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such proposal in favor of such an adjournment, and will vote those proxies required to be voted against such proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders.

OTHER BUSINESS

The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION
Investment Advisers

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD

Distributor

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

May 25, 2007

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Trust at 1-800-621-2550.

EXHIBIT A

Throughout this Proxy Statement, the Goldman Sachs Funds are classified into the following groups: Equity Funds, Flex Portfolios, Fixed Income Funds, Asset Allocation Portfolios, Money Market Funds, and Specialty Funds. Each Fund’s classification and Shares outstanding as of May 14, 2007 is set forth in the table below.

Fund	Fund Group Classification	Outstanding Shares

Goldman Sachs Asia Equity Fund	Equity Funds	9,579,396.01
Goldman Sachs Balanced Fund	Equity Funds	10,195,918.26
Goldman Sachs Balanced Strategy Portfolio	Asset Allocation Portfolios	47,994,280.79
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)	Equity Funds	16,368,549.52
Goldman Sachs California Intermediate AMT-Free Municipal Fund	Fixed Income Funds	6,471,336.56
Goldman Sachs Capital Growth Fund	Equity Funds	77,533,462.60
Goldman Sachs Commodity Strategy Fund	Specialty Funds	17,843,801.32
Goldman Sachs Concentrated Growth Fund	Equity Funds	16,040,880.31
Goldman Sachs Concentrated International Equity Fund (formerly International Equity Fund)	Equity Funds	25,105,587.47
Goldman Sachs Core Fixed Income Fund	Fixed Income Funds	242,621,212.18
Goldman Sachs Core Plus Fixed Income Fund	Fixed Income Funds	7,503,893.41
Goldman Sachs Emerging Markets Debt Fund	Fixed Income Funds	18,000,884.68
Goldman Sachs Emerging Markets Equity Fund	Equity Funds	70,010,587.87
Goldman Sachs Enhanced Income Fund	Fixed Income Funds	26,353,885.24
Goldman Sachs Equity Growth Strategy Portfolio	Asset Allocation Portfolios	51,189,494.00
Goldman Sachs — Financial Square Federal Fund	Money Market Funds	9,907,164,497.72
Goldman Sachs — Financial Square Government Fund	Money Market Funds	5,321,779,489.41
Goldman Sachs — Financial Square Money Market Fund	Money Market Funds	15,691,556,877.36
Goldman Sachs — Financial Square Prime Obligations Fund	Money Market Funds	30,560,948,233.82
Goldman Sachs — Financial Square Tax-Free Money Market Fund	Money Market Funds	8,671,475,602.01
Goldman Sachs — Financial Square Treasury Instruments Fund	Money Market Funds	3,406,316,295.76
Goldman Sachs — Financial Square Treasury Obligations Fund	Money Market Funds	6,406,099,512.50
Goldman Sachs Global Income Fund	Fixed Income Funds	102,448,977.53
Goldman Sachs Government Income Fund	Fixed Income Funds	39,767,923.68
Goldman Sachs Growth and Income Fund	Equity Funds	48,410,597.87
Goldman Sachs Growth and Income Strategy Portfolio	Asset Allocation Portfolios	213,814,247.10
Goldman Sachs Growth Opportunities Fund	Equity Funds	80,983,700.57
Goldman Sachs Growth Strategy Portfolio	Asset Allocation Portfolios	168,482,547.17
Goldman Sachs High Yield Fund	Fixed Income Funds	393,264,838.41
Goldman Sachs High Yield Municipal Fund	Fixed Income Funds	710,081,565.64
Goldman Sachs Income Strategies Portfolio	Asset Allocation Portfolios	1,420,199.54
Goldman Sachs Institutional Liquid Assets Federal Portfolio	Money Market Funds	1,868,601,064.14

A-1

Fund	Fund Group Classification	Outstanding Shares

Goldman Sachs Institutional Liquid Assets Money Market Portfolio	Money Market Funds	378,651,647.24
Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio	Money Market Funds	784,239,784.12
Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio	Money Market Funds	491,170,734.18
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio	Money Market Funds	737,778,818.46
Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio	Money Market Funds	333,029,437.74
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio	Money Market Funds	563,315,977.10
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio	Money Market Funds	599,640,109.08
Goldman Sachs International Real Estate Securities Fund	Specialty Funds	94,501,261.93
Goldman Sachs International Small Cap Fund	Equity Funds	10,792,568.77
Goldman Sachs Investment Grade Credit Fund	Fixed Income Funds	22,671,818.26
Goldman Sachs Japanese Equity Fund	Equity Funds	4,309,436.69
Goldman Sachs Large Cap Value Fund	Equity Funds	142,957,066.45
Goldman Sachs Mid Cap Value Fund	Equity Funds	193,111,883.27
Goldman Sachs Municipal Income Fund	Fixed Income Funds	39,114,987.09
Goldman Sachs New York Intermediate AMT-Free Municipal Fund	Fixed Income Funds	2,329,814.84
Goldman Sachs Real Estate Securities Fund	Specialty Funds	50,294,115.94
Goldman Sachs Satellite Strategies Portfolio	Asset Allocation Portfolios	1,132,786.26
Goldman Sachs Short Duration Government Fund	Fixed Income Funds	91,264,494.88
Goldman Sachs Short Duration Tax-Free Fund	Fixed Income Funds	31,243,844.61
Goldman Sachs Small Cap Value Fund	Equity Funds	47,341,902.28
Goldman Sachs Small/Mid Cap Growth Fund	Equity Funds	7,623,637.98
Goldman Sachs Strategic Growth Fund	Equity Funds	30,232,915.14
Goldman Sachs Structured International Equity Flex Fund	Flex Portfolios	17,204,769.06
Goldman Sachs Structured International Equity Fund	Equity Funds	282,149,297.03
Goldman Sachs Structured Large Cap Growth Fund	Equity Funds	124,868,596.19
Goldman Sachs Structured Large Cap Value Fund	Equity Funds	118,881,773.74
Goldman Sachs Structured Small Cap Equity Fund	Equity Funds	74,843,716.16
Goldman Sachs Structured Tax-Managed Equity Fund	Specialty Funds	31,074,891.14
Goldman Sachs Structured U.S. Equity Flex Fund	Flex Portfolios	6,408,179.00
Goldman Sachs Structured U.S. Equity Fund	Equity Funds	52,695,651.35
Goldman Sachs Tennessee Municipal Fund	Fixed Income Funds	8,263,389.94
Goldman Sachs Tollkeeper Fundsm	Specialty Funds	28,774,050.53
Goldman Sachs U.S. Equity Dividend and Premium Fund	Specialty Funds	30,069,016.35
Goldman Sachs U.S. Mortgages Fund	Fixed Income Funds	39,184,339.12
Goldman Sachs Ultra-Short Duration Government Fund	Fixed Income Funds	47,534,755.16

A-2

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of May 14, 2007, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of each Fund:

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

ASIA EQUITY FUND INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,299,116.50	99.58%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	16,171.51	6.41%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS2 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	58,646.13	23.23%

	FIRST CLEARING LLC GLEN DOUGLAS CLAMP 698 RAWL RD LEXINGTON SC 29072-8956	26,077.94	10.33%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	33,753.00	13.37%

	A G EDWARDS & SONS C/F DIANE H BENDER ROTH IRA A/C 28 OAK GROVE LN EDISON NJ 08820-3620	13,298.52	5.27%

	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS MN 55402-2308	24,134.73	9.56%

CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,135,028.20	70.63%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	775,750.61	13.25%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC IRA FBO RONALD M MUENCHRATH 8924 FAIRGLEN DR DALLAS TX 75231-4840	9,085.20	5.72%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PR2 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	14,189.17	8.93%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	32,958.62	20.73%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	31,933.94	20.09%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	10,183.74	6.41%

BALANCED FUND CLASS A SHARES	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	6,327,684.73	71.53%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	42,238.83	11.97%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97RT4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	77,199.63	21.88%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	95,008.05	26.93%

	A G EDWARDS & SONS INC FBO CECIL E MOENCH & JEANETTE MOENCH ONE NORTH JEFFERSON ST LOUIS MO 63103	18,377.84	5.21%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PR4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	65,038.92	7.69%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	46,214.85	5.46%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	427,813.23	50.57%

INSTITUTIONAL SHARES	USA EQUESTRIAN TRUST INC GROWTH AND INCOME PO BOX 5910 OCALA FL 34478-5910	24,910.05	16.45%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	119,952.76	79.23%

SERVICE SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	62.08	98.21%

BALANCED STRATEGY PORTFOLIO CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,455,074.13	5.87%

	THE MERCURY MACHINE COMPANY GOLDMAN SACHS/ADP 401K PLAN 30250 CARTER ST SOLON OH 44139-3500	2,259,771.89	9.11%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	12,143,239.90	48.97%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

CLASS B SHARES	NFS LLC FEBO CHASE MANHATTAN BANK CUST IRA OF ANTOINETTE OGNO 168 AVENUE B HOLBROOK NY 11741-1403	411,513.96	12.82%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97TL6 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	304,682.25	9.49%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	444,275.12	13.84%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	608,031.82	18.95%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	313,052.83	9.75%

CLASS C SHARES	NFS LLC FEBO DONALD R SMITH GABRIELLE Y SMITH 1934 MOUNT VERNON DR FT WRIGHT KY 41011-3630	583,293.02	5.43%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	1,202,038.90	11.19%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97TL5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	3,568,007.13	33.21%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	882,569.78	8.21%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	583,709.48	5.43%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	652,367.65	6.07%

INSTITUTIONAL SHARES	NFS LLC FEBO FMT CO CUST IRA FBO CORINE M PAVICH 3817 W CARON ST PHOENIX AZ 85051-3341	6,875,434.50	80.26%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,585,329.62	18.51%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	529,321.13	78.00%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	TRUSTCORP AMERICA 5301 WISCONSIN AVE NW FOURTH FLOOR WASHINGTON DC 20015-2015	55,173.80	8.13%

	HUNTER STREET BAPTIST CHURCH INC MISSION FUND 2600 JOHN HAWKINS PKWY BIRMINGHAM AL 35244-4009	46,200.64	6.81%

BRIC FUND INSTITUTIONAL SHARES	NFS LLC FEBO LINDA R GOODING 1473 ALTAMONT DR DECATUR GA 30033-2103	266,497.03	15.84%

	NATIONAL INVESTOR SERVICES FBO 55 WATER ST FL 32 NEW YORK NY 10041-3299	189,458.03	11.26%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,022,578.01	60.79%

	MIDTRUSCO ATTN: TRUST OPS 5901 COLLEGE BLVD STE 100 OVERLAND PARK KS 66211-1834	102,985.81	6.12%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	193,801.77	5.23%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,328,313.17	35.86%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	510,256.80	13.77%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	491,440.08	13.27%

CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,292,250.37	29.98%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,091,752.85	9.94%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	2,467,926.75	22.47%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	1,083,909.45	9.87%

CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND CLASS A SHARES	NFS LLC FEBO TATIANA LLC ATT TATIANA BOTTON 1223 WILSHIRE BLVD #759 SANTA MONICA CA 90403-5406	302,425.47	6.11%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK, NY 10004	4,329,302.28	87.49%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	7,241.38	18.44%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	20,988.68	53.45%

	A G EDWARDS & SONS INC EUGENE ARENA & BESSIE ARENA JTTEN ACCOUNT 1347-6360 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2287	10,973.09	27.95%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,403,267.43	94.59%

CAPITAL GROWTH FUND CLASS A SHARES	NFS LLC FEBO GEORGETTE K CHAIT SERGIO CHAIT 3539 BURNAGE HALL RD HARRISBURG NC 28075	3,307,570.77	5.70%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,282,954.42	7.38%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	13,917,414.35	23.98%

	A G EDWARDS & SONS INC VERA DLABOHA IRA A/C 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2287	11,511,308.27	19.84%

CLASS B SHARES	NFS LLC FEBO WM FINANCIAL SERVICES INC R/O IRA FBO ENGIN OKTAY 6571 STARSHINE DR HUNTINGTON BEACH CA 92647-2940	296,885.61	9.03%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	205,178.00	6.24%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	209,954.03	6.39%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PR3 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	261,124.44	7.94%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	261,685.91	7.96%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	550,830.60	16.76%

	A G EDWARDS & SONS CUSTODIAN FOR MICHAEL D LUCAS ROTH IRA ACCOUNT 1131 N 7TH ST RIVERTON IL 62561-9777	186,572.71	5.68%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	198,394.34	6.03%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	312,136.67	9.56%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	361,324.30	11.07%

	SIGMA MORTGAGE CORPORATION GOLDMAN SACHS/ADP 401K PLAN 1 E WALKER DR STE 3622 CHICAGO IL 60607	1,036,331.12	31.74%

	A G EDWARDS & SONS CUSTODIAN FOR MICHAEL J TRUAX ROTH ROLLOVER IRA ACCT 103 CARRIAGE VIEW DR WILDWOOD MO 63040-1426	516,859.23	15.83%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST TTEE GS PROFIT SHARING MASTER TRUST ATTN JEN CONSIGL JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	1,766,912.42	14.15%

	MERCER TRUST COMPANY CUSTODIAN FBO MARSH & MCLENNAN COMPANIES STOCK INVESTMENT PLAN ATTN DC PLAN ADMINISTRATION MS N 2 E 1 INVESTORS WAY NORWOOD MA 02062-1599	1,826,041.07	14.63%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,256,765.98	26.08%

	SEI TRUST COMPANY C/O JOHNSON TRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	2,244,972.86	17.98%

	A.G. EDWARDS TRUST COMPANY FSB FBO TRUST CLIENTS ATTN: OPERATIONS PO BOX 66734 SAINT LOUIS MO 63166-6734	1,884,832.87	15.10%

SERVICE SHARES	HUDSON SAVINGS BANK 42 MAIN ST HUDSON MA 01749-2183	25,151.44	5.47%

	FIRST COUNTY BANK 117 PROSPECT ST STAMFORD CT 06901-1209	29,592.00	6.44%

	RUANE & CO PO BOX 6437 ITHACA NY 14851-6437	88,558.83	19.27%

	FULTON FINANCIAL ADV TTEE FBO PO BOX 3215 LANCASTER PA 17604-3215	41,623.93	9.06%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	ESSA BANK & TRUST ASSET MANAGEMENT & TRUST SERVICES 744 MAIN ST EAST STROUDSBURG PA 18360-2018	27,518.72	5.99%

	EMJAY CORP AS AGENT FOR FNB OF SIOUX FALLS RET PLANS C/O FASCORP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	115,669.90	25.17%

COMMODITY STRATEGY FUND INSTITUTIONAL SHARES	STATE STREET BANK & TR CO CUST GS TRUST GROWTH STRATEGY COMMODITY STRATEGY FUND PO BOX 1713 BOSTON MA 02205-1713	4,808,788.99	36.30%

	STATE STREET BANK & TR CO CUST GS TRUST GROWTH & INCOME COMMODITY STRATEGY FUND PO BOX 1713 BOSTON MA 02205-1713	5,487,512.48	41.42%

	STATE STREET BANK & TR CO CUST GS TRUST BALANCED STRATEGY COMMODITY STRATEGY FUND PO BOX 1713 BOSTON MA 02205-1713	825,920.85	6.23%

	STATE STREET BANK & TR CO CUST GS EQUITY GROWTH STRATEGY PORTFOLIO COMMODITY STRATEGY FUND PO BOX 1713 BOSTON MA 02205-1713	1,965,369.62	14.83%

CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,244,818.63	48.87%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF VARIOUS IMS CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	2,048,458.35	44.59%

CLASS C SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,000.00	89.23%

	FIRST CLEARING LLC PATRICIA L MARSHALL IRA FCC AS CUSTODIAN PO BOX 846 CHATOM AL 36518-0846	119.64	10.68%

CONCENTRATED GROWTH FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	5,633,674.48	95.81%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	28,783.23	64.93%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DR GLEN ALLEN VA 23060-9245	2,394.32	5.40%

CLASS C SHARES	NFS LLC FEBO OSBURN LIVING TR GLENN R OSBURN U/A 07/29/98 1227 DUBOIS CT KIRKWOOD MO 63122-5518	4,460.76	9.11%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	4,913.33	10.03%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DR GLEN ALLEN VA 23060-9245	3,917.31	8.00%

	RAYMOND JAMES & ASSOC INC FBO BRUNKHORST IRA 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18,388.77	37.54%

	RBC DAIN RAUSCHER CUST SUZANNE RAPPOCCIO SIGN PRO INC 78 METACOMET VW SOUTHINGTON CT 06489-3886	5,347.70	10.92%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	4,288.32	8.75%

SERVICE SHARES	THE GOLDMAN SACHS GROUP LP SEED ACCT CHRISTINE C PJERO 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	161.84	99.98%

INSTITUTIONAL SHARES	DANE & CO STATE STREET BANK CAROL AMICK 12/11/03 FBO JRD MUTUAL FUNDS SWEEP FL 3 BOX 5496 BOSTON MA 02102	606,800.84	6.03%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,616,159.74	25.99%

	VANGUARD FIDUCIARY TRUST COMPANY GOLDMAN SACHS FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	1,311,275.16	13.03%

	WELLS FARGO BANK NA FBO ALASKA RAILROAD CORP PENSION PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,070,953.70	10.64%

	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-052 ENGLEWOOD CO 80112-3441	3,220,662.43	31.99%

CONCENTRATED INTERNATIONAL EQUITY FUND SERVICE SHARES	NFS LLC FEBO BANCFIRST TRUST & INVEST MANAGEMENT REINV/REINV ACCOUNT 101 N BROADWAY SUITE 750 OKLAHOMA CITY OK 73102-8405	18,702.73	33.36%

	BROWN BROTHERS HARRIMAN & CO AS C/F SIS CH100025-4941464 — CASH 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	3,626.50	6.47%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN SERVICE TEAM SEC 97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	20,587.73	36.72%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	SFTC FBO: GODFREY ADVERTISING, INC. PO BOX 38 E PETERSBURG PA 17520-0038	9,582.01	17.09%

CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	7,446,198.94	41.68%

	HUMBOLDT MOTOR SALES INC GOLDMAN SACHS/ADP 401K PLAN 2231 220TH ST HUMBOLDT IA 50548-8886	1,245,862.44	6.97%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	5,049,928.10	28.26%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	109,044.09	7.65%

	SIGMA MORTGAGE CORPORATION GOLDMAN SACHS/ADP 401K PLAN 1 E WALKER DR STE 3622 CHICAGO IL 60607	882,968.23	61.93%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	85,336.82	5.99%

INSTITUTIONAL SHARES	DANE & CO FBO VAN EEKEREN K MINORITY TRUST DTD 8/23/05 MUTUAL FUNDS SWEEP 3RD FL BOX 5496 BOSTON MA 02206-5496	1,501,542.71	29.12%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,902,157.45	56.28%

CLASS B SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30,059.91	5.01%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PR5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	38,728.84	6.46%

	JANNEY MONTGOMERY SCOTT LLC HARRINGTON & ASSOC PSP & TR FBO WILLIAM E HARRINGTON JR 1801 MARKET ST PHILADELPHIA PA 19103-1628	35,589.50	5.93%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	57,411.22	9.57%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	118,266.48	19.72%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	36,778.18	6.13%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

CORE FIXED INCOME FUND INSTITUTIONAL SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	47,478,880.20	30.15%

	SEI PRIVATE TR CO C/O FIRST TENNESSEE ID 683 1 FREEDOM VALLEY DRIVE OAKS PA 19456	31,708,027.81	20.14%

	OLTRUST & CO PO BOX 966 EVANSVILLE IN 47706-0966	9,593,108.33	6.09%

SERVICE SHARES	NFS LLC FEBO JACOBSEN CONSTRUCTION DC 3131 W 2210 S SALT LAKE CTY UT 84119-1267	1,153,931.30	25.32%

	FULTON FINANCIAL ADV TTEE FBO PO BOX 3215 LANCASTER PA 17604-3215	1,719,847.72	37.74%

	MARIL & CO FBO 98 C/O M&I TRUST CO., NA 11270 W. PARK PLACE SUITE 400 MILWAUKEE WI 53224-3638	1,192,421.72	26.16%

CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	42,687,240.63	56.22%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	11,468,708.32	15.10%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	145,261.63	5.83%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97RT5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	239,162.72	9.60%

	MEGA CO INC GOLDMAN SACHS/ADP 401K PLAN 1423 POWHATAN ST STE 10 ALEXANDRIA VA 22314-1389	1,465,890.17	58.83%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC IRA FBO GREGORY R FALK 1155 HILLSBORO MILE APT #609 POMPANO BEACH FL 33062	260,472.49	12.02%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	143,178.51	6.61%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC# 97P44 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	150,056.31	6.93%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	556,771.02	25.70%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	288,752.76	13.33%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	117,658.61	5.43%

CORE PLUS FIXED INCOME FUND INSTITUTIONAL SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	5,092,041.42	83.29%

	GOLDMAN SACHS & CO PO BOX 06050 CHICAGO IL 60606-0050	1,021,452.48	16.71%

CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK, NY 10004	1,244,002.57	92.45%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	92,014.97	6.84%

CLASS C SHARES	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	5,503.67	12.27%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55474-0001	4,965.08	11.07%

	RAYMOND JAMES & ASSOC INC FBO GERAGHTY JTTEN TRU 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,130.00	11.43%

	RAYMOND JAMES & ASSOC INC FBO GROVE SEP 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,796.94	6.23%

	RAYMOND JAMES & ASSOC INC FBO DAVIS IRA 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,556.85	7.93%

	RAYMOND JAMES & ASSOC INC FBO DIETMEIER M 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,052.00	6.80%

	RAYMOND JAMES & ASSOC INC FBO MCCAFFREY IRA 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,726.08	8.31%

	RAYMOND JAMES & ASSOC INC FBO VACHE,LL 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,486.74	5.54%

	RAYMOND JAMES & ASSOC INC FBO SEGER IRA 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,064.98	9.06%

	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,531.03	7.87%

EMERGING MARKETS DEBT FUND CLASS A SHARES	NFS LLC FEBO DAVID M POPOWICH 301 AUSTRALIAN AVE UNIT 129 PALM BEACH FL 33480-4627	711,036.16	10.71%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,567,399.53	23.62%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,427,259.67	21.51%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	342,452.80	5.16%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF VARIOUS IMS CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	1,322,557.45	19.93%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	587,468.08	8.85%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	14,194.41	83.74%

	D A DAVIDSON & CO INC FBO D A DAVIDSON & CO CUST FOR PO BOX 5015 GREAT FALLS MT 59403-5015	1,713.28	10.11%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	890,869.02	7.85%

	STATE STREET BANK & TR CO CUST GS TRUST GROWTH STRATEGY EMERGING MARKETS DEBT PO BOX 1713 BOSTON MA 02205-1713	4,118,877.97	36.30%

	STATE STREET BANK & TR CO CUST GS TRUST GROWTH & INCOME STRATEGY EMERGING MARKETS DEBT PO BOX 1713 BOSTON MA 02205-1713	4,704,046.46	41.46%

EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES	STATE STREET BANK & TR CO CUST FBO GOLDMAN SACHS GRTH & INCOME STRATEGY OMNIBUS A/C EMERGING MARKETS FUND PO BOX 1713 BOSTON MA 02205-1713	12,703,468.16	28.94%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	13,031,658.82	29.69%

	SEI PRIVATE TRUST CO C/O SUNTRUST BANK SAS RELATIONSHIP C/O SUNTRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	13,001,387.97	29.62%

CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,211,416.36	9.13%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	16,146,688.54	66.66%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	1,314,804.90	5.43%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	1,965,389.85	8.11%

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	166,644.14	25.55%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	34,278.54	5.26%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97TE0 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	74,330.00	11.40%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	98,071.64	15.04%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	76,680.99	11.76%

	AMERICAN EXPRESS FINANCIAL FBO DIMITRIOS TSISSIOS & ELENI EVANGELOU TSISSIOU JTWROS 815 PRINCEWOOD AVE DAYTON OH 45429-5623	44,154.21	6.77%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	247,142.03	21.63%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97TE1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	387,402.06	33.90%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	116,377.06	10.18%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	67,067.32	5.87%

SERVICE SHARES	FIFTH THIRD BANK CUST FBO BANK CHAMPAIGN RR PO BOX 3385 CINCINNATI OH 45263-0001	23,306.71	24.43%

	EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS C/O GREAT WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7,953.77	8.34%

	UMB BANK NA FBO FIDUCIARY FOR TAX DEFERRED ACCTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-0001	42,879.16	44.94%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	SECURITY BENEFIT LIFE INSURANCE CO SBL VARIABLE ANNUITY ACCT XIV 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	9,212.96	9.66%

ENHANCED INCOME FUND ADMINISTRATION SHARES	NFS LLC FEBO JOHN W ENGLISH KAREN A SMITH 849 HILL ST ATHENS GA 30606-2917	7,796.36	24.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5,989.45	18.59%

	RBC DAIN RAUSCHER FBO RICHARD J BIRKOFER 875 E CAMINO REAL APT 10F BOCA RATON FL 33432-6319	3,095.16	9.61%

	FROST CUTLERY CO ATTN STEPHEN J FROST PO BOX 22636 CHATTANOOGA TN 37422-2636	15,326.83	47.56%

CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,427,742.28	88.04%

INSTITUTIONAL SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5,091,627.77	21.61%

	NFS LLC FEBO — JUAN DIBILDOX 628 RIDGEWOOD RD KEY BISCAYNE FL 33149-2019	3,539,591.18	15.02%

	HOFSTRA UNIVERSITY 100 B PHILLIPS HALL ATTN SEAN P COVER 128 HOFSTRA UNIVERSITY HEMPSTEAD NY 11549-1280	3,344,422.19	14.19%

	MASTERCARD INCORPORATED ATTN TREASURY DEPARTMENT 2000 PURCHASE ST PURCHASE NY 10577-2405	5,240,242.92	22.24%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,070,605.24	13.03%

	ILLUMINA INC 9885 TOWNE CENTRE DR SAN DIEGO CA 92121-1975	2,009,082.40	8.53%

EQUITY GROWTH STRATEGY PORTFOLIO CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,425,699.78	15.43%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TM6 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	2,407,160.55	8.39%

	NAP REALTY CORP GOLDMAN SACHS/ADP 401K PLAN PO BOX 187 ESSEX FELLS NJ 07021-0187	1,880,150.95	6.56%

	ARCHELON LLC GOLDMAN SACHS/ADP 401K PLAN 200 S WACKER DR FL 24 CHICAGO IL 60606-5829	1,800,123.31	6.28%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	9,100,672.27	31.74%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	3,106,208.55	18.41%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TM4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	5,047,015.15	29.91%

	FIRST CLEARING LLC LONNIE A MARTIN IRA FCC AS CUSTODIAN 1201 EL TORO DR HOLLISTER CA 95023-5155	1,576,475.37	9.34%

	KELLER SYSTEMS INTERNATIONAL GOLDMAN SACHS/ADP 401K PLAN 5145 MYRTLE AVE RIVERSIDE CA 92506-1425	1,261,372.83	7.47%

	ROBERT W BAIRD & CO INC 777 E WISCONSIN AVE MILWAUKEE WI 53202-5300	1,167,455.20	6.92%

	DEAN WITTER FBO AMY WILLARD CUST FOR PO BOX 250 NEW YORK NY 10008-0250	862,600.48	5.11%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,904,324.70	81.87%

	THE NATIONAL PHILANTHROPIC TRUST 165 TOWNSHIP LINE RD STE 150 JENKINTOWN PA 19046-3594	243,044.70	10.45%

SERVICE SHARES	NFS LLC FEBO JAMES L RALEIGH BARBARA G RALEIGH 8406 HOLLOW BEND LN PORT ARTHUR TX 77642-7342	95,634.86	27.45%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN SERVICE TEAM SEC 97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	214,323.49	61.52%

CLASS B SHARES	NFS LLC FEBO CHASE MANHATTAN BANK CUST IRA OF CHARLES VON MUEFFLING SAR-SEP 95 HORATIO ST APT 219 NEW YORK NY 10014-1527	281,482.75	9.50%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	352,678.63	11.90%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TM5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	265,563.28	8.96%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	291,863.85	9.85%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	566,755.99	19.13%

FINANCIAL SQUARE FEDERAL FUND INSTITUTIONAL SHARES	BAUPOST LIMITED PARTNERSHIP 1983 C1 C/O THE BAUPOST GROUP, L.L.C. 10 ST JAMES AVE STE 2000 BOSTON MA 02116-3841	448,705,721.89	5.31%

	GOLDMAN SACHS & CO 295 CHIPETA WAY FL 4 SALT LAKE CITY UT 84108-1220	4,629,677,158.01	54.81%

ADMINISTRATION SHARES	CITIBANK NA ATTN: TERRI KEUM ATTN JOHN FIGHERA 111 WALL ST NEW YORK NY 10005-3509	76,217,344.46	10.74%

	HARRIS N A 2000 S FINLEY RD LOMBARD IL 60148-4825	110,992,253.14	15.65%

	BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	94,870,235.99	13.37%

	A.G. EDWARDS TRUST COMPANY FSB FBO TRUST CLIENTS ATTN: OPERATIONS PO BOX 66734 SAINT LOUIS MO 63166-6734	42,435,247.77	5.98%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	72,794,019.61	10.26%

SERVICE SHARES	LEE RAY & CO C/O COLE TAYLOR BANK ATTN OPERATIONS 111 W WASHINGTON ST STE 650 CHICAGO IL 60602-2815	190,006,377.54	30.54%

PREFERRED SHARES	METROPOLITAN NATIONAL BANK ATTN MYRA UNDERWOOD PO BOX 8010 LITTLE ROCK AR 72203-8010	107,652,144.92	86.69%

SELECT SHARES	THE GOLDMAN SACHS GROUP, L.P. FSQ FFEDE SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,255.69	100.00%

CAPITAL SHARES	POLI-TRON INC 3001 N ROUSE ST PITTSBURG KS 66762-2404	1,502,232.49	29.15%

	TERRY LUSCOMBE 1611 560TH AVE ARMSTRONG IA 50514-7527	3,650,635.43	70.83%

FINANCIAL SQUARE GOVERNMENT FUND INSTITUTIONAL SHARES	THE MUSEUM OF MODERN ART ATTN: MARSHA R SOCKOL ACCOUNTING MANAGER 11 W 53RD ST NEW YORK NY 10019-5497	167,948,519.01	5.53%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	393,701,957.22	12.96%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	HARE & CO C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	185,424,502.42	6.10%

	SEI TRUST COMPANY C/O TRUST COMPANY OF KENTUCKY ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456	259,356,597.35	8.54%

	CALHOUN & CO C/O COMERICA BANK ATTN: FUND UNIT PRODUCTION MAIL CODE 3455 411 W LAFAYETTE BLVD DETROIT MI 48226-3120	248,368,108.45	8.18%

ADMINISTRATION SHARES	CITIBANK FBO UNITED TELEVISION 111 WALL ST #5/15TH FL-ZONE 8 NEW YORK NY 10005-3509	66,285,707.28	5.34%

	HARE & CO. C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	281,183,510.07	22.67%

	AMALGAMATED BANK OF CHICAGO ATTN DEBRA OUTLAW — 3RD FL 1 W MONROE ST CHICAGO IL 60603-5384	132,612,938.48	10.69%

	FIRST NATIONAL BANK OF OMAHA FBO MONEY MARKET SWEEP ACCTS ATTN DAVID COTA 1620 DODGE ST STOP 1089 OMAHA NE 68197-0003	215,532,884.12	17.38%

	PENFIRN CO. FIRST NATIONAL BANK OF OMAHA ATTN: ALAN E. SCHULZ — TRUST PO BOX 3128 OMAHA NE 68103-0128	113,462,630.18	9.15%

SERVICE SHARES	TD BANKNORTH NA ATTN DEPOSIT ACCOUNTING ME091-31N PO BOX 1377 LEWISTON ME 04243-1377	56,524,209.74	13.53%

	FIRST CITIZENS BANK FOR ISB ATTN STEPHEN R MADDEN DAC45 PO BOX 27131 RALEIGH NC 27611-7131	140,347,000.00	33.58%

	MIDFIRST BANK, FSB PO BOX 26750 OKLAHOMA CITY OK 73126-0750	50,383,361.81	12.06%

	BBC PARTNERSHIP ATTN CATHY RISLEY PO BOX 1401 LUBBOCK TX 79408-1401	22,765,531.63	5.45%

	SAN DIEGO NATIONAL BANK ATTN DENYCE ANDERSEN 1420 KETTNER BLVD SAN DIEGO CA 92101-2421	22,603,198.04	5.41%

PREFERRED SHARES	BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	69,046,088.61	17.45%

	PENFIRN CO. FIRST NATIONAL BANK OF OMAHA ATTN: ALAN E. SCHULZ — TRUST PO BOX 3128 OMAHA NE 68103-0128	22,904,592.02	5.79%

	BANC OF AMERICA SECURITIES 200 N COLLEGE ST 3RD FLR NORTH CHARLOTTE NC 28255-0001	26,411,315.12	6.68%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	ARKANSAS STATE HIGHWAY EMP RET SYS FBO CASTLE ARK MANAGEMENT ATTN: LARRY DICKERSON PO BOX 2261 LITTLE ROCK AR 72203-2261	130,920,915.83	33.10%

	MIDFIRST BANK, FSB PO BOX 26750 OKLAHOMA CITY OK 73126-0750	28,993,859.46	7.33%

	OKLAHOMA COUNTY TREASURER WORKERS COMPENSATION FUND 320 ROBERT S KERR AVE STE 307 OKLAHOMA CITY OK 73102-3434	69,887,373.30	17.67%

SELECT SHARES	BANC OF AMERICA SECURITIES 200 N COLLEGE ST 3RD FLR NORTH CHARLOTTE NC 28255-0001	74,256,050.68	92.25%

	MIDFIRST BANK, FSB PO BOX 26750 OKLAHOMA CITY OK 73126-0750	4,127,624.78	5.13%

CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8,029,679.58	5.37%

	DORMITORY AUTHORITY OF THE STATE OF NEW YORK 518 BROADWAY ALBANY NY 12207-2705	47,536,362.46	31.79%

	3M ATTN PAT WALSCH 3M CENTER BLDG 224-55-26 SAINT PAUL MN 55144-1000	27,951,267.09	18.69%

	PROFESSIONAL INSURANCE CO ATTN LYNETTE MATZA 11605 MIRACLE HILLS DR STE 200 OMAHA NE 68154-4467	13,168,398.50	8.81%

	AMERICAN TITLE INC ESCROW ACCT FIRST HORIZON INS ATTN CAROL YOUNG PO BOX 641010 OMAHA NE 68164-7010	13,429,375.00	8.98%

	BELLEVUE PUBLIC SCHOOLS ATTN MARY KAY DAVENPORT 1600 HIGHWAY 370 BELLEVUE NE 68005-3591	19,559,916.80	13.08%

ADMINISTRATIVE SHARES	DAN BOARMAN DAROLYN BOARMAN JT TEN 604 SEA VISTA LN N MYRTLE BEACH SC 29582-8908	82,821.45	15.00%

	GORDON T SMITH CYNTHIA V SMITH JT TEN 903 WESTMORELAND BLVD KNOXVILLE TN 37919-7214	91,015.26	16.48%

	KNOX COUNTY ASSOCIATION FOR RETARDED CITIZENS CONTINGENCY ACCOUNT 3000 N CENTRAL ST KNOXVILLE TN 37917-5117	178,545.77	32.34%

	VIC DAVIS CONSTRUCTION INC GENERAL ACCOUNT 1300 JAN WAY KINGSPORT TN 37660-5373	137,718.79	24.94%

FINANCIAL SQUARE MONEY MARKET FUND INSTITUTIONAL SHARES	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVE S ISELIN NJ 08830-2710	1,810,291,526.74	12.64%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	5,061,111,298.58	35.33%

	WILLIAM STREET FUNDING CORP GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP NEW YORK NY 10005-3500	1,222,180,792.79	8.53%

ADMINISTRATION SHARES	HARE & CO. C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	95,160,332.69	15.88%

	FULTON FINANCIAL ADV TTEE FBO POLYTEK DEVELOPMENT CORP. P O BOX 3215 LANCASTER PA 17604-3215	40,252,544.54	6.72%

	DUKE ENERGY CAROLINAS LLC DUKE POWER 2006A PROJECT FUND 422 S CHURCH ST PBO3 CHARLOTTE NC 28202	36,476,539.81	6.09%

	MIDFIRST BANK, FSB PO BOX 26750 OKLAHOMA CITY OK 73126-0750	93,344,344.71	15.58%

SERVICE SHARES	TD BANKNORTH NA ATTN DEPOSIT ACCOUNTING ME091-31N PO BOX 1377 LEWISTON ME 04243-1377	175,045,155.84	35.29%

	NBC SECURITIES INC ATTN BRADFORD L PHELAN 1927 FIRST AVE N BIRMINGHAM AL 35203-4024	200,942,144.00	40.51%

	MIDFIRST BANK, FSB PO BOX 26750 OKLAHOMA CITY OK 73126-0750	42,471,355.18	8.56%

PREFERRED SHARES	GOLDMAN SACHS EXECUTION & CLEARING LP FBO 7RF9 120 BROADWAY LBBY 6 NEW YORK NY 10271-0097	9,102,597.82	8.40%

	BEHZAD NEHMADI 1111 LA COLLINA DR BEVERLY HILLS CA 90210-2634	9,823,615.12	9.07%

	GOLDMAN SACHS EXECUTION & CLEARING LP FBO 797S 120 BROADWAY FL 6 NEW YORK NY 10271-0097	7,855,125.23	7.25%

	ALCOA INC 201 ISABELLA ST PITTSBURGH PA 15212-5858	7,535,517.77	6.95%

	CEDAR RAPIDS BANK AND TRUST CO ATTN ACCOUNTING DEPT 3551 7TH ST MOLINE IL 61265-6156	11,451,221.90	10.57%

	MARION ELIZABETH GREENE 9626 SW HARBOR DR VASHON WA 98070-7037	6,546,670.47	6.04%

	BANC OF AMERICA SECURITIES 200 N COLLEGE ST 3RD FLR NORTH CHARLOTTE NC 28255-0001	11,716,073.33	10.81%

	WACHOVIA CAPITAL MARKETS LLC ATTN MONEY FUNDS MAIL CODE NC 0675 BLDG 1B1 1525 W WT HARRIS BLVD CHARLOTTE NC 28262-8522	8,613,604.96	7.95%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SELECT SHARES	SEI TRUST COMPANY C/O TREASURY POINT ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456	136,024,381.77	93.48%

CAPITAL SHARES	DELMAS P SPIVEY 401 RIVER OAK WAY PHENIX CITY AL 36867-1306	1,607,484.00	9.47%

	ALAN W KRUEGER 10746 CEDAR RIDGE CT PEOSTA IA 52068-9712	1,559,945.35	9.19%

	DISTRICT OF COLUMBIA WATER AND SEWER AUTHORITY SERIES A CONSTRUCTION ACCOUNT 5000 OAKWOOD AVE SW WASHINGTON DC 20032	10,124,007.86	59.62%

	CENTRAL VIRGINA FOOD BANK ATTN ROY PETERS 1415 RHOADMILLER ST RICHMOND VA 23220-1111	1,491,951.25	8.79%

ADMINISTRATIVE SHARES	ALFRED A ADAMS 133 1/2 PUBLIC SQ LEBANON TN 37087-2735	329,877.96	14.86%

FINANCIAL SQUARE PRIME OBLIGATIONS FUND INSTITUTIONAL SHARES	CITIBANK AS TRUSTEE FOR SLC 2004 1 COLL AC ATTN KRISTEN DRISCOLL 388 GREENWICH ST FL14 NEW YORK NY 10013-2375	1,781,310,564.76	8.38%

	HARE & CO C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	3,759,192,608.46	17.68%

	WILLIAM STREET FUNDING CORP GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP NEW YORK NY 10005-3500	2,847,422,490.66	13.39%

ADMINISTRATION SHARES	CITIBANK FBO CHRIS CRAFT 111 WALL ST/ 15TH FL-ZONE 8 NEW YORK NY 10005	375,355,188.98	7.18%

	HARE & CO C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	1,467,208,111.76	28.08%

	LASALLE NATIONAL BANK ATTN MUTUAL FUNDS OPS PO BOX 1443 CHICAGO IL 60690-1443	340,787,167.49	6.52%

	AMALGAMATED BANK OF CHICAGO ATTN DEBRA OUTLAW 3RD FL 1 W MONROE ST CHICAGO IL 60603-5384	275,300,389.62	5.27%

	MORI & CO ATTN TRUST OPERATIONS COMMERCE BANK OF KANSAS CITY 911 MAIN ST STE 201 KANSAS CITY MO 64105-5304	437,129,158.58	8.37%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	288,861,000.00	5.53%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SERVICE SHARES	FULTON BANK ATTN: VICE PRESIDENT CORP SVCS 1695 STATE ST E PETERSBURG PA 17520-1328	84,654,386.80	5.00%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	263,390,000.00	15.57%

	CENCO ATTN AMG 7TH FL PO BOX 10566 BIRMINGHAM AL 35296-0566	148,949,988.86	8.81%

PREFERRED SHARES	LAW DEBENTURE TRUST COMPANY OF NEW YORK 400 MADISON AVE FL 4 NEW YORK NY 10017-1909	173,243,539.32	13.58%

	CITIBANK AS AGENT FOR THE TRUSTEE OF SSB RV TRUST 2001-1 COLLECTION A/C 111 WALL ST FL 15 ZONE 8 NEW YORK NY 10005-3509	93,525,409.52	7.33%

	KFOC CITG PO BOX 21468 TULSA OK 74121-1468	73,301,712.06	5.75%

	KAISER FRANCIS MANAGEMENT CO LLC ATTN REECE HEMBREE PO BOX 21468 TULSA OK 74121-1468	192,058,634.05	15.06%

	MORI & CO. ATTN: TRUST OPERATIONS COMMERCE BANK OF KANSAS CITY 911 MAIN ST STE 201 KANSAS CITY MO 64105-5304	66,008,506.14	5.17%

	UNION BANK OF CALIFORNIA SWEEP ACCOUNT PO BOX 85484 SAN DIEGO CA 92186-5484	76,612,879.57	6.01%

SELECT SHARES	FOX & CO 525 WASHINGTON BLVD STE A JERSEY CITY NJ 07310-1639	277,320,892.22	64.29%

	SEI TRUST COMPANY C/O TREASURY POINT ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456	126,435,589.72	29.31%

CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	134,303,222.79	19.93%

	PRAIRIE FARMS AND AFFILIATES POOLED INVESTMENT AC ATTN PAUL BENNE 1100 BROADWAY ST CARLINVILLE IL 62626-1183	56,781,213.74	8.43%

	ELECTION SYSTEMS SOFTWARE ATTN ROB KNAAK 11208 JOHN GALT BLVD OMAHA NE 68137-2364	39,455,000.00	5.86%

	PENFIRN CO. FIRST NATIONAL BANK OF OMAHA ATTN: ALAN E. SCHULZ — TRUST PO BOX 3128 OMAHA NE 68103-0128	77,799,064.58	11.55%

SERVICE SHARES	CAMILLA B ELLIS WILLIAM R ELLIS JT TEN 4681 CHATHAM ST BOULDER CO 80301-4031	272,690.95	9.35%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	TATE STREET BANK & TRUST CUST FOR THE IRA R/O OF ROBERT L BUCKLES 5236 WINDJAMMER RD PLANO TX 75093-4023	161,661.63	5.54%

	JOAN PENROD REAL ESTATE INC PO BOX 2002 AUBURN AL 36831-2002	208,536.13	7.15%

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,606,497,228.52	47.10%

	BANC OF AMERICA SECURITIES 200 N COLLEGE ST 3RD FLR NORTH CHARLOTTE NC 28255-0001	455,712,245.71	5.95%

ADMINISTRATION SHARES	A G EDWARDS TRUST COMPANY FSB FBO TRUST CLIENTS ATTN: OPERATIONS PO BOX 66734 SAINT LOUIS MO 63166-6734	77,050,682.13	15.74%

	COMMERCE BANK OF KANSAS CITY NA ATTN MUTUAL FUND PROCESSING 911 MAIN ST STE 201 KANSAS CITY MO 64105-5304	195,604,447.66	39.96%

	PENFIRN CO. FIRST NATIONAL BANK OF OMAHA ATTN: ALAN E. SCHULZ — TRUST PO BOX 3128 OMAHA NE 68103-0128	47,160,568.08	9.63%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	26,591,000.00	5.43%

	FIRST NATIONAL BANK OF ARIZONA TRUST & WEALTH MANAGEMENT 600 STEWART ST STE 1720 SEATTLE WA 98101-1258	26,626,547.45	5.44%

SERVICE SHARES	HILLSDALE COUNTY NATIONAL BANK ATTN DEB SMITH 1 S HOWELL ST HILLSDALE MI 49242-1811	13,088,860.81	6.01%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	17,166,000.00	7.88%

	CENCO ATTN AMG 7TH FL PO BOX 10566 BIRMINGHAM AL 35296-0566	109,761,778.22	50.37%

PREFERRED SHARES	STRATEGIC ENERGY LLC TWO GATEWAY CENTER 9 FL PITTSBURGH PA 15222-1423	6,122,963.67	5.73%

	COMMERCE BANK OF KANSAS CITY NA ATTN MUTUAL FUND PROCESSING 911 MAIN ST STE 201 KANSAS CITY MO 64105-5304	56,389,430.15	52.81%

	ATLAS AMERICA INC ATTN CHRIS BAUSCH 3500 MASSILLON RD STE 100 UNIONTOWN OH 44685-9575	10,264,199.75	9.61%

SELECT SHARES	DANIEL R KING ELIZABETH A KING JTWROS PO BOX 4005 SEVIERVILLE TN 37864-4005	15,607,142.87	21.68%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	MIDFIRST BANK, FSB PO BOX 26750 OKLAHOMA CITY OK 73126-0750	29,066,437.16	40.38%

	BANK OF NEVADA 2700 W SAHARA AVE LAS VEGAS NV 89102-1700	25,713,787.34	35.72%

CAPITAL SHARES	GOLDMAN SACHS EXECUTION & CLEARING LP FBO 5128831 120 BROADWAY LBBY 6 NEW YORK NY 10271-0097	25,850,703.20	20.21%

	1ST SOURCE BANK ATTN TRUST OPERATIONS PO BOX 1602 SOUTH BEND IN 46634-1602	63,346,253.99	49.51%

	HAWS & CO C/O GUARANTY BANK & TRUST CO. 6501 E BELLEVIEW AVE STE 400 ENGLEWOOD CO 80111-6020	31,479,027.93	24.60%

SERVICE SHARES	ELIZABETH WATFORD 14113 CRANWOOD PARK BLVD GARFIELD HEIGHTS OH 44125-1863	33,657.86	30.53%

	GARY LEE FINK STACY FINK JT TEN 13902 MAN O WAR CT CRP CHRISTI TX 78418-6340	22,389.41	20.31%

	ALEADA LEE 111 PLAINSMAN HILLS LN AUBURN AL 36830-4292	8,402.53	7.62%

	JOHN LEE DROMGOOLE & JANE DROMGOOLE JT TEN 6409 THOMAS SPRINGS RD AUSTIN TX 78736-2324	44,289.57	40.18%

ADMINISTRATIVE SHARES	LARRY E WRIGHT MARTHA M WRIGHT JT TEN PO BOX 740 LENOIR CITY TN 37771-0740	191,931.96	63.43%

	LINDA HUTCHISON TTEE LINDA HUTCHISON REV TRUST DTD 10/18/90 154 BRIARWOOD N OAK BROOK IL 60523-8718	73,989.77	24.45%

	DAVID A HUTCHISON TTEE DAVID A HUTCHISON REV TRUST DTD 6/20/88 154 BRIARWOOD N OAK BROOK IL 60523-8718	21,730.80	7.18%

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND INSTITUTIONAL SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 85 BROAD ST. NEW YORK NY 10004-2434	556,480,522.64	25.44%

	SEI TRUST COMPANY C/O FIRST HAWAIIAN BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	253,503,330.63	11.59%

	CALHOUN & CO C/O COMERICA BANK ATTN: FUND PRODUCTION UNIT MAIL CODE 3455 411 W LAFAYETTE BLVD DETROIT MI 48226-3120	480,576,524.48	21.97%

	TRUSTMARK NATIONAL BANK TTEE FBO VARIOUS TRUST ACCOUNTS 248 E CAPITOL ST JACKSON MS 39201-2503	387,048,503.94	17.69%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

ADMINISTRATION SHARES	CITIBANK AS TRUSTEE FBO SASCO 2005 2XS RESERVE FUND ATTN KAREN SCHULTER ATTN VALERIE DELGADO 388 GREENWICH ST FL 14 NEW YORK NY 10013-2375	66,111,196.61	7.74%

	GOLDMAN SACHS EXECUTION & CLEARING LP 120 BROADWAY LBBY 6 NEW YORK NY 10271-0097	59,093,397.81	6.92%

	HARE & CO C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	308,411,615.01	36.12%

	PILGRIM & BAXTER DISTRIBUTION FINAL FAIR FUND 244 JACKSON ST FL 4 SAN FRANCISCO CA 94111-1826	60,756,172.41	7.12%

	WILBRANCH & CO PO BOX 2887 WILSON NC 27894-2887	164,354,733.35	19.25%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	68,493,373.16	8.02%

SERVICE SHARES	TD BANKNORTH NA ATTN DEPOSIT ACCOUNTING ME091-31N PO BOX 1377 LEWISTON ME 04243-1377	11,892,311.48	6.47%

	TAP & CO PO BOX 309 FRANKFORT KY 40602-0309	13,290,123.12	7.24%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	54,405,000.00	29.62%

	CENCO ATTN AMG 7TH FL PO BOX 10566 BIRMINGHAM AL 35296-0566	38,918,753.14	21.19%

	SAN DIEGO NATIONAL BANK ATTN DENYCE ANDERSEN 1420 KETTNER BLVD SAN DIEGO CA 92101-2421	31,230,688.45	17.00%

PREFERRED SHARES	CENCO ATTN AMG 7TH FL PO BOX 10566 BIRMINGHAM AL 35296-0566	124,444,892.77	94.50%

SELECT SHARES	VENTURE MICHIGAN FUND OPERATING ACCOUNT 11 MADISON AVE FL 13 NEW YORK NY 10010-3643	30,068,206.38	100.00%

CAPITAL SHARES	STATE OF WISCONSIN 101 E WILSON ST FL 10 MADISON WI 53702-0001	18,900,512.13	95.96%

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	138,339,782.94	7.32%

	BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	129,395,301.09	6.85%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	PENFIRN CO. FIRST NATIONAL BANK OF OMAHA ATTN: ALAN E. SCHULZ — TRUST PO BOX 3128 OMAHA NE 68103-0128	153,938,866.80	8.15%

	WACHOVIA CAPITAL MARKETS LLC ATTN MONEY FUNDS MAIL CODE NC 0675 BLDG 1B1 1525 W WT HARRIS BLVD CHARLOTTE NC 28262-8522	470,526,448.14	24.90%

ADMINISTRATIVE SHARES	HARE & CO. C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	1,007,230,612.26	36.78%

	THE FULTON COMPANY PO BOX 3215 LANCASTER PA 17604-3215	186,588,340.36	6.81%

	MORI & CO COMMERCE BANK OF KANSAS CITY ATTN TRUST OPERATIONS 911 MAIN ST STE 201 KANSAS CITY MO 64105-5304	620,913,953.50	22.67%

SERVICE SHARES	BAY AREA INFRASTRUCTURE FINANCING AUTHORITY BAIFA 2006 PLDG REV PTA 101 8TH ST OAKLAND CA 94607-4707	259,137,346.98	16.80%

	COMMERCE BANK AS TRUSTEE CORPORATE TRUST OPERATIONS PO BOX 1034 CHERRY HILL NJ 08034-0009	306,466,836.34	19.87%

PREFERRED SHARES	CENCO ATTN AMG 7TH FL PO BOX 10566 BIRMINGHAM AL 35296-0566	73,171,435.93	82.26%

	AMERICAN NATIONAL BANK ATTN: SHARON L MOORE PO BOX 4477 WICHITA FALLS TX 76308-0477	5,806,934.31	6.53%

	BANK OF NEVADA ATTN BRENT MEDOVICH 2700 W SAHARA AVE LAS VEGAS NV 89102-1700	7,052,943.14	7.93%

SELECT SHARES	THE GOLDMAN SACHS GROUP LP FSQ FTOPE SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	218.45	100.00%

CAPITAL SHARES	HERITAGE OPERATING LP ATTN DIANE RUSSELL PO BOX 6789 HELENA MT 59604-6789	54,760,559.57	8.13%

	1ST SOURCE BANK ATTN TRUST OPERATIONS PO BOX 1602 SOUTH BEND IN 46634-1602	57,769,028.24	39.57%

	WILBRANCH & CO PO BOX 2887 WILSON NC 27894-2887	38,544,918.71	26.40%

	CALIFORNIA INSURANCE COMPANY ATTN ROBERT STAFFORD 10805 OLD MILL RD OMAHA NE 68154-2607	35,164,461.30	24.08%

GLOBAL INCOME FUND SERVICE SHARES	FIFTH THIRD BANK TTEE FBO: BANK CHAMPAIGN P.O. BOX 3385 CINCINNATI OH 45263-0001	21,002.27	67.78%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	HILLIARD LYONS CUST FOR ELLEN E MCCLESKEYROLLOVER IRA 5380 HOLMES RUN PKWY APT 401 ALEXANDRIA VA 22304-2829	9,803.60	31.64%

CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9,764,253.03	38.25%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	7,727,083.95	30.27%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,326,985.41	9.11%

CLASS B SHARES	NFS LLC FEBO DOUG TAYLOR, WILLIAM CARSON TTEE FORWARD ELECTRICAL CONTRACTORSOF FLORIDA INC, U/A 1/1/98 4437 SW PORT WAY PALM CITY FL 34990-5586	94,284.89	8.59%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	67,018.14	6.10%

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	598,506.56	54.51%

CLASS C SHARES	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO KAREN W KINNEY 1612 W CHURCHILL DOWNS GERMANTOWN TN 38138-1911	72,460.16	16.70%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	25,824.04	5.95%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	44,680.68	10.30%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR3 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	71,359.11	16.44%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	57,188.36	13.18%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST CO CUST FBO GOLDMAN SACHS BALANCED STGY OMNIBUS A/C — GLOBAL INCOME FUND PO BOX 1713 BOSTON MA 02205-1713	74,065,792.52	98.29%

GOVERNMENT INCOME FUND CLASS A SHARES	NFS LLC FEBO EMILY KORFEL TOD JANET M BOND 9286 NW 9TH CT PLANTATION FL 33324-6176	1,900,187.96	8.73%

	HARTFORD LIFE INSURANCE CO SEPERATE ACCOUNT 401 ATTN DAVID BROECK PO BOX 2999 HARTFORD CT 06104-2999	2,521,028.77	11.58%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,001,272.58	9.19%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PP7 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,186,976.85	5.45%

	NATIONWIDE TRUST CO F S B C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,613,986.51	12.01%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,181,395.55	5.43%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC IRA FBO RICHARD TERRANOVA 33 TIBER PL STATEN ISLAND NY 10301-4533	186,766.71	16.45%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	96,695.83	8.51%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	88,039.68	7.75%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PR1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	66,039.28	5.82%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	61,157.30	5.39%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	194,935.61	17.17%

CLASS C SHARES	NFS LLC FEBO GORDANA MANDARIC TTEE OF THE GOR MANDARIC 1996 TR U/A 11/22/96 27 LABURNUM RD ATHERTON CA 94027-2123	112,721.83	13.71%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	154,655.95	18.81%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR6 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	239,120.45	29.09%

INSTITUTIONAL SHARES	NFS LLC FEBO SOFIA C SANCHEZ TTEE SOFIA C SANCHEZ TR U/A 4/10/01 4617 N OZANAM AVE NORRIDGE IL 60706-4503	1,380,619.32	9.97%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	7,410,282.62	53.52%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,665,619.17	12.03%

	SEI TRUST COMPANY C/O JOHNSON TRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456	895,300.79	6.47%

SERVICE SHARES	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 200 HOPMEADOW ST WEATOGUE CT 06089-9793	225,318.91	10.28%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,235,266.21	56.38%

	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP OMNIBUS QUALIFIED ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50309-2732	120,054.46	5.48%

	WELLS FARGO BANK NA FBO RPS GOLDMAN SACHS GOV’T INCOME (SVC PO BOX 1533 MINNEAPOLIS MN 55480-1533	429,293.18	19.60%

GROWTH AND INCOME FUND CLASS A SHARES	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	34,503,646.29	79.30%

CLASS B SHARES	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	1,412,232.65	62.29%

CLASS C SHARES	NFS LLC FEBO GARY A ROGALINER TTEE GARY A ROGALINER TRUST U/A 2/24/00 1461 GLENVIEW RD GLENVIEW IL 60025-3113	59,229.08	5.30%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	101,500.30	9.08%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	135,984.09	12.16%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	72,024.21	6.44%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	320,062.13	28.62%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	A G EDWARDS & SONS C/F JEFFREY V OHLIN SEP IRA ACCOUNT 1381 PALMWOOD DR MELBOURNE FL 32935-6047	99,244.29	8.87%

INSTITUTIONAL SHARES	NFS LLC FEBO FMT CO CUST IRA FBO JOHN MORCALDI 15 WOODRIDGE DR CHESHIRE CT 06410-1943	487,765.44	33.35%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	233,057.17	15.93%

	WELLS FARGO BANK NA FBO RH & DM WALRATH A/M PO BOX 1533 MINNEAPOLIS MN 55480-1533	602,947.49	41.22%

SERVICE SHARES	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO KEITH MATTOCKS 105 WATERSTONE VICTORIA TX 77901-2771	7,911.72	15.65%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	9,630.69	19.06%

	SFTC FBO: TAIT TOWERS, INC. PO BOX 38 E PETERSBURG PA 17520-0038	14,866.26	29.42%

	SFTC FBO: GODFREY ADVERTISING, INC. PO BOX 38 E PETERSBURG PA 17520-0038	10,452.65	20.68%

	FULTON FINANCIAL ADV TTEE FBO PO BOX 3215 LANCASTER PA 17604-3215	6,175.75	12.22%

GROWTH AND INCOME STRATEGY PORTFOLIO CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK, NY 10004	12,588,012.43	9.77%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	69,110,220.50	53.66%

CLASS B SHARES	NFS LLC FEBO — MARY RUTH MILLNER TTEE MILLNER 2005 REVOC TR U/A 3/23/05 155 JACKSON ST APT 608 SAN FRANCISCO CA 94111-1924	952,383.47	8.41%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TL9 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3 FLOOR JACKSONVILLE FL 32246-6484	1,030,007.20	9.10%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	1,525,959.15	13.48%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	3,776,569.73	33.37%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	635,275.17	5.61%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	4,386,416.80	9.79%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TL8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	13,654,894.82	30.49%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	5,287,043.06	11.80%

	DEAN WITTER FBO AMY WILLARD CUST FOR PO BOX 250 NEW YORK NY 10008-0250	2,521,950.43	5.63%

INSTITUTIONAL SHARES	NFS LLC FEBO MANUEL ELLIS TANCER CLAIRE STROKER 1262 WHITTIER RD GROSSE POINTE MI 48230-1112	12,595,867.29	44.95%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	9,806,951.57	35.00%

	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	2,255,871.41	8.05%

	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 9601 E. PANORAMA CIRCLE MAILSTOP DEN2-02-052 ENGLEWOOD CO 80112-3441	1,649,653.28	5.89%

SERVICE SHARES	NFS LLC FEBO FMT CO CUST IRA FBO AMY H RYAN 1156 PINE GROVE AVE NE ATLANTA GA 30319-3346	128,111.98	14.47%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	103,679.31	11.71%

	TRUSTCORP AMERICA 5301 WISCONSIN AVE NW FOURTH FLOOR WASHINGTON DC 20015-2015	171,197.36	19.33%

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	379,240.85	42.82%

GROWTH OPPORTUNITIES FUND CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,877,939.72	10.00%

	NATIONWIDE TRUST CO F S B C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,536,066.76	6.54%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	6,077,125.87	15.67%

	A G EDWARDS & SONS INC WANDA L ROMBERGER R/O IRA 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2287	7,309,007.36	18.84%

CLASS B SHARES	NFS LLC FEBO — JAMES T CARRACINO LOIS E CARRACINO 422 N OAK AVE PITMAN NJ 08071-1024	279,037.41	9.84%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	149,982.89	5.29%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	254,809.31	8.99%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR7 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	219,444.39	7.74%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	230,880.71	8.14%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	345,198.75	12.18%

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O. BOX 9446 MINNEAPOLIS MN 55474-0001	268,550.95	9.47%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	587,569.09	10.74%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR7 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,642,225.42	30.03%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	366,474.05	6.70%

	ALTENLOH BRINCK & CO INC GOLDMAN SACHS/ADP 401K PLAN 6930 SAN TOMAS RD STE 4 ELKRIDGE MD 21075-6227	643,098.36	11.76%

	A G EDWARDS & SONS CUSTODIAN FOR LINDA BILLS IRA ACCOUNT 660 FOX RUN LN ALGONQUIN IL 60102-3949	502,012.72	9.18%

INSTITUTIONAL SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFITS PLANS 100 MAGELLAN WAY — KW1C COVINGTON KY 41015-1999	2,436,255.73	7.29%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	STATE STREET BANK & TRUST TTEE GS PROFIT SHARING MASTER TRUST ATTN LISA DUNCAN JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	1,718,677.30	5.14%

	NFS LLC FEBO FMT CO CUST IRA FBO DALE C PRIEST 1008 LINKSIDE DR BIRMINGHAM AL 35242-6471	3,370,968.26	10.09%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,420,539.38	7.24%

	CHARLES SCHWAB TRUST COMPANY FBO DESERET MUTUAL SAVINGS PLANS 98 SAN JACINTO BLVD STE 1100 AUSTIN TX 78701-4255	5,471,474.20	16.37%

	MINNESOTA LIFE INSURANCE 400 ROBERT ST N SAINT PAUL MN 55101-2037	2,605,043.14	7.79%

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	2,949,585.20	8.83%

SERVICE SHARES	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 200 HOPMEADOW ST WEATOGUE CT 06089-9793	55,783.09	11.85%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	296,224.00	62.94%

	FIFTH THIRD BANK CUST FBO BANK CHAMPAIGN RR PO BOX 3385 CINCINNATI OH 45263-0001	84,228.80	17.90%

GROWTH STRATEGY PORTFOLIO CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	8,226,375.80	8.89%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TM3 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	5,330,138.79	5.76%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	32,493,288.02	35.13%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC SEP IRA FBO OLGA GARCIA 2816 WESSEX ST ORLANDO FL 32803-6842	1,116,869.44	9.82%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	690,926.61	6.08%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TM2 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,014,284.89	8.92%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	2,013,494.36	17.71%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	2,019,375.08	17.76%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	682,764.89	6.00%

CLASS C SHARES	NFS LLC FEBO NFS/FMTC ROTH IRA FBO SUSAN F SAUDER 1035 LANDS END CT CARLSBAD CA 92011-3408	2,853,801.60	5.45%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	7,231,823.31	13.82%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97TM1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	15,365,294.95	29.37%

	FIRST CLEARING LLC WILLIAM E CHUMLEY & CATHERINE A CHUMLEY JT TEN 21973 READING DR ANDERSON CA 96007-8336	6,529,141.05	12.48%

	MORGAN STANLEY DW INC CUST FOR ALLAN W STEVENS PO BOX 250 NEW YORK NY 10008-0250	3,470,764.09	6.63%

INSTITUTIONAL SHARES	NFS LLC FEBO MICHAEL A PERLSTEIN CUST SOPHIE ELIN PERLSTEIN UTMA AZ 8665 E WINDROSE DR SCOTTSDALE AZ 85260-5327	6,138,893.16	53.44%

	FRIED FRANK HARRIS SHRIVER & JACOBSON LLP EMPLOYEE RETIREMENT PLAN 1 NEW YORK PLZ FL 28 NEW YORK NY 10004-1901	826,733.71	7.20%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,536,597.17	22.08%

	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	1,459,597.55	12.71%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN SERVICE TEAM SEC 97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	120,874.39	15.23%

	EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS C/O GREAT WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	67,679.41	8.53%

	TRUSTCORP AMERICA 5301 WISCONSIN AVE NW FOURTH FLOOR WASHINGTON DC 20015-2015	134,998.83	17.01%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	333,036.41	41.96%

HIGH YIELD FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	53,440,526.94	27.04%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	31,773,585.45	16.08%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	23,742,981.62	12.01%

CLASS B SHARES	NFS LLC FEBO BETTY J WEAVER 10119 TRACY AVE KANSAS CITY MO 64131-3347	992,900.90	8.37%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RJ3 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	875,451.45	7.38%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	1,626,867.84	13.72%

	EDWARD JONES & CO ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	3,439,657.28	29.00%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	1,125,542.80	9.49%

CLASS C SHARES	NFS LLC FEBO NFS/FMTC IRA FBO JANICE CASTLEBERRY 614 HIDDEN FORREST LONGVIEW TX 75605	699,543.30	5.23%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	1,369,844.72	10.25%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	837,300.15	6.26%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR4 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	2,309,406.11	17.28%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	1,565,080.94	11.71%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	1,176,381.53	8.80%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

INSTITUTIONAL SHARES	NFS LLC FEBO NFS/FMTC IRA FBO HARRY E MYLES LINDNER CAPITAL MANAGEMENT 10205 ROSEMONT CT FORT MYERS FL 33908-2836	11,918,202.33	7.02%

	ALLMERICA FINANCIAL LIFE JOHN FOWLER ATTN REINSURANCE GROUP 85 BROAD ST FL 11 NEW YORK NY 10004-2434	12,737,818.27	7.50%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	45,985,687.59	27.07%

	MAC & CO MUTUAL FUND OPS — TC PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	11,528,126.20	6.79%

	STATE STREET BANK & TR CO CUST GS TRUST GROWTH & INCOME HIGH YIELD FUND PO BOX 1713 BOSTON MA 02205-1713	8,792,208.97	5.18%

	MINNESOTA LIFE INSURANCE C/O ADVANTUS CAPITAL MANAGEMENT 400 ROBERT ST N SAINT PAUL MN 55101-2037	9,146,341.46	5.38%

SERVICE SHARES	NFS LLC FEBO PAUL NAFFAH MD TTEE PAUL NAFFAH REVOCABLE TR U/A 6/22/73 11317 LONGMEADOW DR WELLINGTON FL 33414-7041	52,016.01	9.70%

	COUNSEL TRUST FBO PLUMBERS & PIPEFITTERS #112 PLAN 235 SAINT CHARLES WAY STE 100 YORK PA 17402-4693	101,279.17	18.89%

	PRIMEVEST FINANCIAL SERVICES (FBO) WILLIAM E BISSONI 400 FIRST STREET SO SUITE 300 P.O. BOX 283 ST CLOUD MN 56302-0283	34,899.04	6.51%

	ALERUS FINANCIAL PO BOX 6001 GRAND FORKS ND 58206-6001	65,650.54	12.24%

	TRUSTCORP AMERICA 5301 WISCONSIN AVE NW STE 4 WASHINGTON DC 20015-2015	65,388.23	12.19%

	RELIANCE TRUST CO CUSTODIAN FBO THE CHIMES PROFIT SHARING PL PO BOX 48529 ATLANTA GA 30362-1529	60,400.76	11.26%

	HUBCO REGIONS FINANCIAL CORPORATION ATTN TRUST OPERATIONS, 5TH FL 250 RIVERCHASE PKWY E BIRMINGHAM AL 35244-1832	46,685.60	8.71%

	MG TRUST COMPANY CUST. FBO POWER PRODUCTS UNLIMITED, INC. 700 17TH STREET SUITE 300 DENVER CO 80202-3531	33,161.63	6.18%

HIGH YIELD MUNICIPAL FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	275,523,737.67	79.37%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	24,166,422.59	6.96%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	701,045.39	13.70%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	771,279.46	15.07%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	1,488,344.47	29.09%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	277,716.74	5.43%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	2,213,894.50	12.74%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	4,577,322.44	26.34%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	2,162,466.01	12.45%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	1,189,782.94	6.85%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	2,130,797.02	12.26%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	292,495,604.66	85.92%

INCOME STRATEGIES PORTFOLIO CLASS A SHARES	FIRST CLEARING LLC THOMAS A COLLINS 813 MONACO DR PUNTA GORDA FL 33950-8020	17,990.29	5.08%

CLASS B SHARES	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	329,679.46	93.09%

CLASS C SHARES	FIRST CLEARING LLC LORETTA G DI CAMILLO IRA FCC AS CUSTODIAN 5318 SHOAL CREEK RD SUFFOLK VA 23435-4226	59,920.97	93.83%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

INSTITUTIONAL SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	999,713.94	99.75%

INSTITUTIONAL LIQUID ASSETS FEDERAL PORTFOLIO INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES FBO OUR CUSTOMERS 200 LIBERTY ST MUTUAL FUNDS FL 5 NEW YORK NY 10281-1003	4,228,662.10	9.82%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	10,967,590.20	25.48%

	SHARTEL SMITH & KIMBERLEE SMITH 142 CREST RD RIDGEWOOD NJ 07450-2402	2,350,340.45	5.46%

	HANK AARON’S CHASING THE DREAM FDTN ATTN: MR. HANK AARON TURNER FIELD 755 HANK AARON DR SW ATLANTA GA 30315-1120	2,191,814.53	5.09%

ADMINISTRATION SHARES	GOLDMAN SACHS & CO 295 CHIPETA WAY FL 4 SALT LAKE CITY UT 84108-1220	1,690,525,114.26	96.90%

SERVICE SHARES	THE BANK OF NEW YORK AS AGENT AMERICAN FEDERATION OF MUSICIANS & EMPLOYERS PENSION FUND PO BOX 2673 NEW YORK NY 10116-2673	5,700,281.14	7.07%

	THE BANK OF NEW YORK AS AGENT C/O KREISEL COMPANY INC., AAF BREVARD OWNERS CORP. BLDG. #434 205 E 42ND ST FL 6 NEW YORK NY 10017-5706	4,304,492.28	5.34%

	DUIT CONSTRUCTION CO INC PO BOX 3788 EDMOND OK 73083-3788	4,657,162.48	5.78%

	DE VRIES ELECTRIC INC ONE PROGRESSIVE DR PO BOX 260 PELLA IA 50219-0260	4,677,000.00	5.80%

CASH MANAGEMENT SHARES	M. GORDON EHRLICH, TTEE OF THE STEPHEN B. KAY FAMILY TRUST FBO JACQUELINE KAY CESSOU 16 ESSEX RD CHESTNUT HILL MA 02467-1317	64,150.54	24.11%

	M. GORDON EHRLICH, TTEE OF THE STEPHEN B. KAY FAMILY TRUST FBO JULIE FLORENCE KAY 16 ESSEX RD CHESTNUT HILL MA 02467-1317	63,569.09	23.89%

	LEVY INVESTMENT ACCOUNT #1 ATTN: PETER LEVY SAGE CAPITAL MANAGEMENT, LLC 120 BLOOMINGDALE RD WHITE PLAINS NY 10605-1500	138,350.12	52.00%

INSTITUTIONAL LIQUID ASSETS MONEY MARKET PORTFOLIO CASH MANAGEMENT SHARES	THE GOLDMAN SACHS GROUP LP ILA MONEY MARKET CM SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,024.00	95.16%

INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES LLC FOR BENEFIT OF: PATRICIA HUDY IRA FFC AS CUSTODIAN 10281	207,963,526.86	63.33%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVE S ISELIN NJ 08830-2710	67,457,559.60	20.54%

	FIRST CLEARING, LLC WILLIAM J. PRIDEMORE PO BOX 1605 CLEMSON SC 29633-1605	28,621,259.56	8.72%

ADMINISTRATION SHARES	GOLDMAN SACHS & CO 295 CHIPETA WAY FL 4 SALT LAKE CITY UT 84108-1220	638,468.98	5.48%

	PENKEY & CO. % BANK CENTRAL TRUST ATTN: GAYLA MCDANIEL PO BOX 685 MATTOON IL 61938-0685	3,303,686.02	28.37%

	KEYCO ATTN TRUST PO BOX 1490 CHAMPAIGN IL 61824-1490	3,090,774.04	26.55%

	YOUNG PLUMBING & HEATING CO PO BOX 1077 WATERLOO IA 50704-1077	798,783.31	6.86%

	PDCM ATTN PAT MCKINNEY OR FRANK DOWIE III PO BOX 2597 WATERLOO IA 50704-2597	1,735,711.43	14.91%

	DC INDUSTRIES INC ATTN DENNIS CLARK OR TRENT OLMSTEAD 200 IDA ST WATERLOO IA 50701-1206	1,185,336.73	10.18%

	GRETEMAN GROUP INC ATTN DEBRA COMES 1425 E DOUGLAS WICHITA KS 67211-1640	885,000.00	7.60%

SERVICE SHARES	THE BANK OF NEW YORK AS AGENT MONMOUTH MALL LLC C/O VORNADO REALTY TRUST ATTN ACCOUNTING DEPT 210 ROUTE 4 E PARAMUS NJ 07652	1,952,583.46	5.06%

	THE BANK OF NEW YORK AS AGENT NATIONAL URBAN LEAGUE INC. 120 WALL ST FL 8 NEW YORK NY 10005-3904	2,079,359.82	5.38%

	THE BANK OF NEW YORK AS AGENT VORNADO 2 PENN PLAZA LLC C/O VORNADO REALTY TRUST ATTN ACCOUNTING DEPT 210 ROUTE 4 E PARAMUS NJ 07652	6,182,657.09	16.01%

	THE BANK OF NEW YORK AS AGENT REALTY CORP #20 650 5TH AVE FL 28 NEW YORK NY 10019-6108	4,656,588.39	12.06%

	THE BANK OF NEW YORK AS AGENT TGM REALTY CORP #30 650 5TH AVE FL 28 NEW YORK NY 10019-6108	2,361,936.56	6.12%

	THE BANK OF NEW YORK AS AGENT TGM INVESTMENT CORP I 650 5TH AVE FL 28 NEW YORK NY 10019-6108	2,360,017.63	6.11%

	THE BANK OF NEW YORK AS AGENT MICHAEL GRANITO LOIS GRANITO 36 PINE LAKE TER RIVERDALE NJ 07675-6470	2,459,029.80	6.37%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	KEYCO ATTN TRUST PO BOX 1490 CHAMPAIGN IL 61824-1490	2,631,061.00	6.81%

INSTITUTIONAL LIQUID ASSETS PRIME OBLIGATIONS PORTFOLIO CASH MANAGEMENT SHARES	MARTIN BROS IMPLEMENT CO ATTN GARY ROGERS 1520 COUNTY ROAD 2100 E ROANOKE IL 61561-7672	2,915,029.96	18.27%

	HEARTLAND AG INC ATTN LARRY HIRSBRUNNER PO BOX 167 FARMER CITY IL 61842	1,224,224.60	7.67%

	INDOFF INC ATTN JULIE FRANK 11816 LACKLAND RD SAINT LOUIS MO 63146-4237	1,968,284.21	12.34%

	REEVE CATTLE CO INC ATTN LEE REEVE PO BOX 1036 GARDEN CITY KS 67846-1036	2,892,574.57	18.13%

	REEVE AGRI ENERGY ATTN LEE REEVE PO BOX 1036 GARDEN CITY KS 67846-1036	3,387,153.85	21.23%

	AMERICAN ASSOCIATION OF PETROLEUM GEOLOGISTS ATTN BRYAN HAWS PO BOX 979 TULSA OK 74101-0979	1,755,435.44	11.00%

	AIRTEX MANUFACTURING INC ATTN MIKE BROWN 32050 W 83RD ST DE SOTO KS 66018-9693	810,152.77	5.08%

INSTITUTIONAL SHARES	NORTHERN TRUST CO ATTN SECURITIES LENDING 50 SOUTH LASALLE CHICAGO IL 60603-1006	41,541,093.18	12.70%

	CONWOOD SALES COMPANY LP ATTN MR E S ROBERSON 813 RIDGE LAKE BLVD MEMPHIS TN 38120-9470	214,888,752.74	65.70%

	HEWLETT-PACKARD COMPANY FOUNDATION ATTN: BESS STEPHENS 3000 HANOVER ST PALO ALTO CA 94304-1112	22,408,946.99	6.85%

ADMINISTRATION SHARES	FIRST NATIONAL BANK OF SANTA FE ATTN: TRUST DEPT PO BOX 609 SANTA FE NM 87504-0609	56,418,570.70	70.53%

SERVICE SHARES	PERSHING LLC FIRM (CORRECTION) ACCOUNT 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	147,693,393.41	46.99%

	GOLDMAN SACHS & CO PO BOX 06050 CHICAGO IL 60606-0050	154,973,999.67	49.31%

	SYSTEMATIC CONTROL CORP GOLDMAN SACHS/ADP 401K PLAN 20314 48TH AVE OAKLAND GDNS NY 11364-1096	35,740,783.42	92.69%

	NFS LLC FEBO HILARY PARTRIDGE 16 STOKES WAY HIGH FALLS NY 12440-5309	802,270.34	9.58%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	466,592.43	5.57%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	998,995.53	11.93%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	437,084.23	5.22%

	A G EDWARDS & SONS INC CUST FBO NINA WALKER R/O IRA 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2205	1,127,611.45	13.46%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55474-0001	668,585.46	7.98%

INSTITUTIONAL LIQUID ASSETS TAX-EXEMPT CALIFORNIA PORTFOLIO INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES FBO OUR CUSTOMERS 200 LIBERTY ST MUTUAL FUNDS FL 5 NEW YORK NY 10281-1003	65,147,168.13	55.80%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	12,290,514.87	10.53%

	WORLDWIDE CORPORATE HOUSING LP 2222 CORINTH AVE LOS ANGELES CA 90064-1602	8,066,318.40	6.91%

	R & B REALTY GROUP R&B EXECUTIVE OFFICES 091 ATTN ERIC MAIER 2222 CORINTH AVE LOS ANGELES CA 90064-1600	15,905,905.10	13.62%

	R & B REALTY GROUP DBA OAKWOOD MARINA DEL RAY COUNTRY CLUB APT DBA MARINA DEL RAY 749 2222 CORINTH AVE LOS ANGELES CA 90064-1600	6,229,913.76	5.34%

ADMINISTRATION SHARES	GOLDMAN SACHS & CO 295 CHIPETA WAY FL 4 SALT LAKE CITY UT 84108-1220	362,491,224.66	96.82%

SERVICE SHARES	THE GOLDMAN SACHS GROUP LP ILA CAL C SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,703.04	100.00%

CASH MANAGEMENT SHARES	THE GOLDMAN SACHS GROUP LP ICAL CMS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,007.90	99.47%

INSTITUTIONAL LIQUID ASSETS TAX-EXEMPT DIVERSIFIED PORTFOLIO INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES CORPORA FBO RONALD JOSH FEFERMAN 82 DEVONSHIRE ST #17A BOSTON MA 02109-3605	73,663,374.17	53.18%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	17,367,663.03	12.54%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	DIANA RUSSELL TERLATO AS TRUSTEE OF THE DIANA RUSSELL TERLATO 2002 TRUST 611 E WOODLAND RD LAKE FOREST IL 60045-1475	23,598,584.79	17.04%

ADMINISTRATION SHARES	GOLDMAN SACHS & CO 295 CHIPETA WAY FL 4 SALT LAKE CITY UT 84108-1220	538,988,640.53	93.32%

	SEI PRIVATE TRUST COMPANY C/O HSBC 762 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	37,052,339.34	6.42%

SERVICE SHARES	PERSHING LLC FIRM (CORRECTION) ACCOUNT 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,013,533.44	30.05%

	GOLDMAN SACHS & CO. ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,106,752.20	5.53%

	COMPASS BANK SWEEP COORDINATOR AL BI SC TMO 701 32ND ST S BIRMINGHAM AL 35233-3515	12,681,688.38	63.37%

CASH MANAGEMENT SHARES	NORTHERN TRUST CO SECURITIES LENDING 50 SOUTH LASALLE ST CHICAGO IL 60603-1006	578,616.22	100.00%

CLASS A SHARES	ERIC B BECKMAN 10464 W SUNSET BLVD LOS ANGELES CA 90077-3603	167,977.36	15.18%

	JUDITH TELL & ROBERT H TELL JT WROS 849 KNOLLWOOD TER WESTFIELD NJ 07090-3459	393,627.03	35.57%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	266,426.27	24.07%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	73,182.78	6.61%

	FRANK SEAWALL 5200 SW 25TH BLVD UNIT 3202 GAINESVILLE FL 32608-8923	85,836.12	7.76%

INSTITUTIONAL LIQUID ASSETS TAX-EXEMPT NEW YORK PORTFOLIO INSTITUTIONAL SHARES	NATIONAL FINANCIAL SERVICES FBO OUR CUSTOMERS 200 LIBERTY ST MUTUAL FUNDS FL 5 NEW YORK NY 10281-1003	26,388,753.21	46.30%

	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 85 BROAD ST. NEW YORK NY 10004-2434	5,355,828.24	9.40%

	SEI TRUST COMPANY C/O TIAA-CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	22,529,883.44	39.53%

ADMINISTRATION SHARES	GOLDMAN SACHS & CO 295 CHIPETA WAY FL 4 SALT LAKE CITY UT 84108-1220	265,493,576.22	96.34%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SERVICE SHARES	DR MONA R ACKERMAN 1020 5TH AVE NEW YORK NY 10028-0133	385,841.61	83.97%

	BABAK ZAR MONSOUR ZAR JTWROS 22 SINCLAIR DR KINGSPOINT NY 11024-1622	72,060.73	15.68%

CASH MANAGEMENT SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,004.88	100.00%

INSTITUTIONAL LIQUID ASSETS TREASURY INSTRUMENTS PORTFOLIO INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	772,685.80	20.12%

	PALESTRONI PROPERTIES, LLC C/O CHICAGO TITLE INSURANCE COMPANY 222 S 9TH ST STE 3250 MINNEAPOLIS MN 55402-3808	2,238,896.47	58.29%

	MARSHALL WOLF INVESTMENTS ATTN MARSHALL WOLF PO BOX 566 CHURCH STREET STATION NEW YORK NY 10008-0566	604,000.00	15.73%

ADMINISTRATION SHARES	FNB-PIERRE ANITA BREHE 125 W SIOUX AVE PIERRE SD 57501-2424	4,065,694.39	16.06%

	FIRST NATIONAL BANK OF MT. DORA ATTN: OPERATIONS PO BOX 1406 MOUNT DORA FL 32756-1406	6,094,340.92	24.07%

	FIRST NATIONAL BANK OF SANTA FE ATTN: TRUST DEPT PO BOX 609 SANTA FE NM 87504-0609	15,051,769.39	59.45%

SERVICE SHARES	HARE & CO. C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	528,996,088.14	99.35%

CASH MANAGEMENT SHARES	SIGNATURE BANK (MMF SETTELEMENT) ATTN LINNEA VIANT 565 5TH AVE FL 12 NEW YORK NY 10017-2496	1,678,496.88	100.00%

INSTITUTIONAL LIQUID ASSETS TREASURY OBLIGATIONS PORTFOLIO INSTITUTIONAL SHARES	STERNWHEEL AND CO AIG C/O STATE STREET BANK & TRUST ATTN JEN JEN KU JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	2,851,162.62	8.75%

	CHARLOTTE F BELSER 80 LYME RD APT 1024 HANOVER NH 03755-1237	1,878,851.79	5.77%

	NORTHERN TRUST CO. SECURITIES LENDING 50 SOUTH LASALLE CHICAGO IL 60603-1006	8,123,802.50	24.93%

	NATIONAL CITY BANK ATTN MONEY MARKET UNIT/LOC 5312 4100 W 150TH ST CLEVELAND OH 44135-1389	10,481,292.05	32.17%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	LIBNAB & CO WESTERN COMMERCE BANK ATTN: TRUST DEPT. PO BOX 1627 LOVINGTON NM 88260-1627	2,045,634.72	6.28%

ADMINISTRATION SHARES	THE CITIZENS BANKING CO C/O THE OHIO BANK ATTN TRUST DEPARTMENT PO BOX 419 FINDLAY OH 45839-0419	116,888.75	39.96%

	KLEIN BANK ATTN RON JACKELEN PO BOX 487 CHASKA MN 55318-0487	160,559.99	54.90%

	FNB-PIERRE ANITA BREHE 125 W SIOUX AVE PIERRE SD 57501-2424	15,031.75	5.14%

SERVICE SHARES	HARE & CO. C/O THE BANK OF NEW YORK STIF DEPARTMENT 2ND FL 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	544,992,230.35	99.89%

CASH MANAGEMENT SHARES	LASALLE BANK NA CHICAGO DEFERRED EXCHANGE PO BOX 1443 CHICAGO IL 60690-1443	21,169,950.73	100.00%

INTERNATIONAL REAL ESTATE SECURITIES FUND INSTITUTIONAL SHARES	STATE STREET BANK & TR CO CUST GOLDMAN SACHS AGGRESSIVE GROWTH INTERNATIONAL REAL ESTATE SECURITIES FUND PO BOX 1713 BOSTON MA 02205-1713	2,902,793.56	6.47%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	26,630,775.03	59.31%

	STATE STREET BANK & TR CO CUST GS TRUST GROWTH STRATEGY INTERNATIONAL REAL ESTATE SECURITIES FUND PO BOX 1713 BOSTON MA 02205-1713	6,695,240.93	14.91%

	STATE STREET BANK & TR CO CUST GS TRUST GROWTH & INCOME INTERNATIONAL REAL ESTATE SECURITIES FUND PO BOX 1713 BOSTON MA 02205-1713	6,369,141.28	14.19%

CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,807,588.66	5.74%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	40,467,516.26	82.78%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	2,553,110.65	5.22%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	163,055.75	22.76%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	FIRST CLEARING LLC FRANCIS W PERRY AND 106 APREMONT CT DELAND FL 32724-7307	57,317.15	8.00%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	46,924.35	6.55%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	56,823.28	7.93%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	128,437.88	17.93%

INTERNATIONAL SMALL CAP FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,521,508.58	66.00%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	493,166.85	9.24%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC IRA FBO MATTHEW D ZIMMERMAN 59 HARLAN DR NEW ROCHELLE NY 10804-1118	16,453.59	6.76%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	13,785.00	5.66%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	28,446.47	11.68%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	51,881.05	21.30%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	29,971.79	12.31%

	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22,128.60	9.09%

CLASS C SHARES	NFS LLC FEBO NFS/FMTC IRA FBO LAUREEN A KAPPERS 2014 KAL LN SW ROCHESTER MN 55902-3416	32,987.76	7.68%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	62,740.66	14.60%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97U57 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	57,040.42	13.27%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	28,212.21	6.57%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	75,675.38	17.61%

	RESOURCES TRUST COMPANY TR CUSTODIAN UA IRA FBO EARL G BURKE SR PO BOX 5900 DENVER CO 80217-5900	25,245.06	5.87%

INSTITUTIONAL SHARES	NFS LLC FEBO FMT CO CUST R/O IRA FBO MICHAEL J CLARKE 116 W 2ND ST HINSDALE IL 60521-4015	488,651.06	10.34%

	DANE & CO 47-000001.3 STATE STREET BANK FBO PINSK FUND CRUT MUTUAL FUNDS SWEEP BOX 5496 BOSTON MA 02206-5496	433,260.00	9.16%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,241,270.82	68.56%

	SEI TRUST COMPANY C/O JOHNSON TRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456	445,765.71	9.43%

SERVICE SHARES	SFTC FBO: HENISE TIRE SERVICE, INC. PO BOX 38 E PETERSBURG PA 17520-0038	11,143.42	19.75%

	HUBB & CO FBO RELIUS ACCOUNTS 665 LOCUST ST PO BOX 897 DES MOINES IA 50306-0897	25,000.34	44.30%

	HUBCO REGIONS FINANCIAL CORP ATTN: TRUST OPERATIONS, 2ND FL 298 W VALLEY AVE BIRMINGHAM AL 35209-4816	3,491.88	6.19%

	WELLS FARGO BANK NA FBO RETIREMENT PLAN SVCS PO BOX 1533 MINNEAPOLIS MN 55480-1533	13,672.66	24.23%

INVESTMENT GRADE CREDIT FUND CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK, NY 10004	668,900.48	91.85%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	39,887.17	5.48%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	39,300.92	10.92%

	STATE STREET BANK & TR CO CUST GS INCOME STRATEGIES PORTFOLIO INVESTMENT GRADE CREDIT FUND PO BOX 1173 BOSTON MA 02205-1173	50,674.03	14.09%

	GOLDMAN SACHS FOUNDATION ATTN KIM MAI SHUM 30 HUDSON ST JERSEY CITY NJ 07302-4699	269,788.21	74.99%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	21,583,813.69	100.00%

JAPANESE EQUITY FUND CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,487,548.25	61.85%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	190,954.00	7.94%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	139,454.60	5.80%

CLASS B SHARES	NFS LLC FEBO DENNIS ROSEN ANNE THOMAS 33 CHAUNCEY LN ORCHARD PARK NY 14127-2750	18,052.34	9.70%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	27,207.34	14.62%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	10,394.64	5.58%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	44,125.28	23.70%

	H&R BLOCK FINANCIAL ADVISORS DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	11,822.50	6.35%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	13,173.54	7.08%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	220,358.04	46.04%

	JANNEY MONTGOMERY SCOTT LLC BOBBY E TWITTY 1801 MARKET ST PHILADELPHIA PA 19103-1628	29,405.46	6.14%

	JANNEY MONTGOMERY SCOTT LLC ROBERT W LYONS SEP IRA 1801 MARKET ST PHILADELPHIA PA 19103-1628	28,717.89	6.00%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	83,750.75	17.50%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,212,278.84	99.39%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SERVICE SHARES	FIFTH THIRD BANK CUST FBO BANK CHAMPAIGN RR PO BOX 3385 CINCINNATI OH 45263-0001	19,725.25	99.08%

LARGE CAP VALUE FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	24,931,362.28	40.71%

	PATTERSON & CO FBO HOYLE TANNER EE 401 K 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	3,681,935.34	6.01%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	6,905,858.20	11.28%

CLASS B SHARES	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO D Y MATSUMURA 1/6 SANAMBINKAO RD T SUTEP A MUANG 502 CHIANG MAI THAILAND	126,959.18	6.00%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	279,946.60	13.24%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	186,494.62	8.82%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	201,669.75	9.53%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	178,556.31	8.44%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	298,657.32	14.12%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	206,134.31	9.75%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	3,242,486.08	47.17%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,640,009.98	23.86%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST TTEE GS PROFIT SHARING MASTER TRUST ATTN LISA DUNCAN JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	5,763,524.96	7.98%

	NFS LLC FEBO FMT CO CUST IRA FBO FRANCIS J YULLING 85 GROZIER RD CAMBRIDGE MA 02138-3314	26,528,709.96	36.71%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	11,203,845.93	15.51%

	PATTERSON & CO OMNIBUS CASH CASH ACCOUNT 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	4,282,628.91	5.93%

SERVICE SHARES	SFTC FBO AUNTIE ANNES INC PO BOX 38 EAST PETERSBURG PA 17520-0038	82,955.83	17.71%

	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 200 HOPMEADOW ST WEATOGUE CT 06089-9793	24,716.05	5.28%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	132,406.31	28.27%

	RUANE & CO — TR PAUL PO BOX 6477 ITHACA NY 14851-6477	28,557.00	6.10%

	PENFIRN & CO PO BOX 3327 OMAHA NE 68103-0327	115,457.85	24.65%

MID CAP VALUE FUND CLASS A SHARES	NFS LLC FEBO MILAGROS Y UYECIO JOHN LOUIS HOLLAND SR 17214 EQUESTRIAN TRL ODESSA FL 33556-1841	8,978,926.99	8.24%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	12,259,516.59	11.25%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	12,611,856.09	11.58%

CLASS C SHARES	NFS LLC FEBO NFS/FMTC IRA FBO EDWARD J LYNCH 12416 BALWYCK LN SAINT LOUIS MO 63131-3646	582,949.75	6.05%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	1,744,007.20	18.10%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	487,115.57	5.06%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS5 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	2,619,258.23	27.19%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	959,464.91	9.96%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SERVICE SHARES	NFS LLC FEBO FIRST MERCHANTS TRUST CO NA OMNIBUS RET PLANS/EB ASSETS PO BOX 1467 MUNCIE IN 47308-1467	385,154.73	6.00%

	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 200 HOPMEADOW ST WEATOGUE CT 06089-9793	518,967.97	8.08%

	GUARDIAN INSURANCE & ANNUITY CORP SEP ACCT L 3900 BURGESS PL EQUITY ACCTG 3S BETHLEHEM PA 18017-9097	918,288.51	14.31%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,361,022.99	21.20%

	EMJAY CORP TTEE FASCORP PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	681,114.17	10.61%

	ST LOUIS 401K TTEE RELIANCE TRUST CO U/A PO BOX 48529 ATLANTA GA 30362-1529	796,164.96	12.40%

	HUBCO REGIONS FINANCIAL CORPORATION ATTN TRUST OPERATIONS, 5TH FL 250 RIVERCHASE PARKWAY E BIRMINGHAM AL 35244-1832	719,737.19	11.21%

INSTITUTIONAL SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFITS PLANS 100 MAGELLAN WAY — KW1C COVINGTON KY 41015-1999	16,026,714.12	25.49%

	STATE STREET BANK & TR TTEE GS PROFIT SHARING MASTER TRUST CASH SWEEP SUPPORT GROUP JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	9,205,625.95	14.64%

	NFS LLC FEBO US BANK N.A. TTEE BNZ MATERIALS INC HOURLY 401K RETIREMENT PLAN 800 NICOLLET MALL BC MN H241 MINNEAPOLIS MN 55402	7,375,015.42	11.73%

CLASS B SHARES	NFS LLC FEBO — FMT CO CUST IRA FBO DANIEL G JORDAN 940 ROBERTSON RD TAYLOR MILL KY 41015-2144	470,792.86	8.99%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	337,007.15	6.43%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	354,582.45	6.77%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RP9 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	312,234.80	5.96%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	575,942.89	10.99%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	908,932.19	17.35%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	812,157.21	15.50%

MUNICIPAL INCOME FUND INSTITUTIONAL SHARES	NFS LLC FEBO W R HAMM JAMIE B HAMM 369 PROMENADE ST W MONTGOMERY TX 77356-8381	2,173,979.23	14.32%

	DANE & CO STATE STREET BANK SHAH R&B IRREV TR KAREN SHAH MUTUAL FUNDS SWEEP 3RD FL BOX 5496 BOSTON MA 02206-5496	1,030,787.50	6.79%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,846,194.36	31.92%

	OLTRUST & CO PO BOX 966 EVANSVILLE IN 47706-0966	1,157,396.72	7.62%

	A.G. EDWARDS TRUST COMPANY FSB FBO TRUST CLIENTS ATTN: OPERATIONS PO BOX 66734 SAINT LOUIS MO 63166-6734	1,243,573.59	8.19%

	COMPASS BANK ATTN TRUST OPER 3RD LEVEL S P O BOX 10566 BIRMINGHAM AL 35296-0566	3,518,299.46	23.17%

SERVICE SHARES	BROWN BROTHERS HARRIMAN & CO. AS CUSTODIAN FOR 4941555 525 WASHINGTON BLVD. JERSEY CITY NJ 07310-1692	22,400.00	53.03%

	TRUSTCORP AMERICA 5301 WISCONSIN AVE NW FOURTH FLOOR WASHINGTON DC 20015-2015	18,806.10	44.52%

CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	12,328,720.18	54.96%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	5,202,010.38	23.19%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	139,140.63	17.92%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR9 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	127,267.13	16.39%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	84,046.73	10.82%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	127,159.16	16.38%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	45,273.36	5.83%

CLASS B SHARES	NFS LLC FEBO MARILYN C HOCK ROBERT L HOCK 7 SKIFF MT ROAD SHARON CT 06069	70,564.57	10.32%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	54,565.43	7.98%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PR0 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	96,762.64	14.15%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	82,960.20	12.14%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	165,668.71	24.23%

NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,509,283.83	92.68%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RR1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	4,997.73	99.90%

INSTITUTIONAL SHARES	SEI PRIVATE TR CO ONE FREEDOM VALLEY DRIVE OAKS PA 19456	108,530.24	15.59%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	583,029.47	83.74%

REAL ESTATE SECURITIES FUND CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,067,803.26	5.07%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	11,774,965.89	55.93%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	1,921,317.47	9.13%

CLASS C SHARES	NFS LLC FEBO TERRY SCHNEIDER 219 CURTIS AVE STOUGHTON MA 02072-3007	77,567.31	6.25%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	72,447.68	5.84%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	254,325.09	20.51%

	A G EDWARDS & SONS CUSTODIAN FOR EVELYN A. WILSON ROLLOVER IRA ACCOUNT 2734 E 105 N IDAHO FALLS ID 83401-5442	87,086.23	7.02%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	162,043.99	13.07%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST TTEE GS PROFIT SHARING MASTER TRUST ATTN LISA DUNCAN JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	8,077,780.59	30.52%

	STATE STREET BANK & TR CO CUST FBO GOLDMAN SACHS BALANCED STGY OMNIBUS A/C — REAL ESTATE FUND PO BOX 1713 BOSTON MA 02205-1713	6,228,407.62	23.53%

	GOLDMAN SACHS & CO FBO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	5,482,810.11	20.72%

	UBATCO & CO FBO COLLEGE SAVINGS PLAN OF NE PO BOX 82535 LINCOLN NE 68501-2535	2,287,495.79	8.64%

SERVICE SHARES	NFS LLC FEBO ADARSH KHARE 3988 262ND AVE SE ISSAQUAH WA 98029-7730	34,421.02	6.40%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	314,539.92	58.44%

	FIFTH THIRD BANK CUST FBO BANK CHAMPAIGN RR PO BOX 3385 CINCINNATI OH 45263-0001	30,921.34	5.75%

	ALERUS FINANCIAL PO BOX 6001 GRAND FORKS ND 58206-6001	156,309.04	29.04%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC IRA FBO VIRGINIA M SANKER 365 SADDLE CREEK DR ROSEWELL GA 30076-1083	71,135.36	7.13%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	93,794.33	9.40%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	80,899.41	8.11%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	51,196.33	5.13%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	149,057.11	14.94%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	189,971.89	19.04%

SATELLITE STRATEGIES PORTFOLIO CLASS A SHARES	NFS LLC FEBO EDNA ERWIN PEASE TTEE EDNA J ERWIN FAMILY TR U/A 5/2/91 56 EUCALYPTUS KNOLL ST MILL VALLEY CA 94941-4644	23,042.72	21.50%

	FIRST CLEARING LLC WALDO COE SEP IRA FCC AS CUSTODIAN 2344 PINTA DR WINSTON SALEM NC 27106-9759	44,559.61	41.58%

	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS MN 55402-2308	5,963.37	5.56%

	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	29,822.39	27.83%

	FIRST CLEARING LLC CHRISTOPHER S LYNN SEP IRA FCC AS CUSTODIAN 30 MAGNOLIA LNDG HATTIESBURG MS 39402-7960	18,164.63	89.06%

INSTITUTIONAL SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	998,000.00	99.28%

SHORT DURATION GOVERNMENT FUND INSTITUTIONAL SHARES	GOLDMAN SACHS EMPLOYEE TRUST — GL1Q C/O STATE ST BK & TRST GS TRUST W4B CASH SWEEP SUPPORT GROUP JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	4,667,397.42	8.00%

	STATE STREET BANK & TR CO CUST FBO GOLDMAN SACHS GRTH & INCOME STRATEGY OMNIBUS A/C SHORT DURATION FUND PO BOX 1713 BOSTON MA 02205-1713	5,374,221.27	9.21%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	21,649,166.25	37.09%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	STATE STREET BANK & TR CO CUST GS TRUST BALANCED STRATEGY SHORT DURATION FUND PO BOX 1713 BOSTON MA 02205-1713	17,513,240.94	30.01%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	130,073.51	14.91%

	FULTON FINANCIAL ADV TTEE FBO CLEAN TEAM BUILDING PO BOX 3215 LANCASTER PA 17604-3215	317,499.58	36.39%

	EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS C/O GREAT WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	146,022.01	16.74%

	RELIANCE TRUST CO CUSTODIAN FOR SEL FBO CUE INC 401K RETIREMENT SAVINGS PO BOX 48529 ATLANTA GA 30362-1529	75,684.44	8.67%

	HUBCO REGIONS FINANCIAL CORPORATION ATTN TRUST OPERATIONS, 2ND FL 298 W VALLEY AVE BIRMINGHAM AL 35209-4816	108,281.46	12.41%

CLASS A SHARES	NFS LLC FEBO NFS/FMTC R/O IRA FBO WESLEY C FOWLER JR 208 EDGEWATER CIR CHAPEL HILL NC 27516-4418	7,100,863.99	25.70%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,122,310.93	7.68%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,416,000.75	15.98%

	NATIONWIDE TRUST CO F S B C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,500,240.96	9.05%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	1,432,090.95	5.18%

CLASS C SHARES	NFS LLC FEBO DAVID A NARAINE TTEE DAVID A NARAINE LIVING TRUST U/A 7/7/99 4900 N MARINE DR APT 502 CHICAGO IL 60640-3960	386,141.16	11.97%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	193,418.39	6.00%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS3 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	669,311.38	20.75%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	355,119.33	11.01%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

CLASS B SHARES	JPMORGAN CHASE BANK TRAD CUST FBO PAULETTE B CRAIN IRA 7001 HICKORY GROVE RD DEVILLE LA 71328-9565	220,693.57	18.85%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	133,221.21	11.38%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC# 97P34 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	105,197.82	8.99%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	162,454.65	13.88%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	206,394.38	17.63%

SHORT DURATION TAX-FREE FUND INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	13,940,183.98	71.05%

	CHARLES SCHWAB & CO INC SPEC. CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 9601 E. PANORAMA CIRCLE MAILSTOP DEN2-02-052 ENGLEWOOD CO 80112-3441	2,077,049.80	10.59%

SERVICE SHARES	JEAN LICATA JOHN LICATA JOSEPH LICATA JT TEN 69 HELEN ST FANWOOD NJ 07023-1540	411.57	8.52%

	MEHRAN BAJOGHLI & MEHDI BAJOGHLI JT TEN 1201 ALPS DR MCLEAN VA 22102-1550	4,041.78	83.72%

	JOHN W ROSS PO BOX 18718 RENO NV 89511-0718	373.12	7.73%

CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	882,900.63	8.07%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	8,293,508.27	75.83%

CLASS C SHARES	NFS LLC FEBO THE NORTHERN TRUST COMPANY REGULAR IRA FBO THOMAS E KOSINSKI 2527 W EASTWOOD AVE CHICAGO IL 60625-2909	29,054.99	5.38%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	38,077.33	7.05%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	229,668.86	42.53%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	50,200.95	9.30%

	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE S 13TH FLOOR MINNEAPOLIS MN 55402-2308	27,185.51	5.03%

CLASS B SHARES	NFS LLC FEBO MAURA A KELLY 5621 NETHERLAND AVE APT 1B RIVERDALE NY 10471-1733	48,667.02	34.13%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	20,229.40	14.19%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	15,388.40	10.79%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	14,901.19	10.45%

SMALL CAP VALUE FUND INSTITUTIONAL SHARES	STATE STREET BANK AND TRUST CO FBO CITISTREET CORE MARKET 1 HERITAGE DR NORTH QUINCY MA 02171-2105	1,499,813.62	8.35%

	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFITS PLANS 100 MAGELLAN WAY — KW1C COVINGTON KY 41015-1999	3,630,507.52	20.22%

	NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO FREDERICK T RIKKERS 419 VENTURE COURT VERONA WI 53593-1821	1,291,490.03	7.19%

	MERCER TRUST COMPANY CUSTODIAN FBO MARSH AND MCLENNAN COMPANIES STOCK INVESTMENT PLAN ATTN DC PLAN ADMINISTRATION MS N 2 E ONE INVESTORS WAY NORWOOD MA 02062-1599	1,458,722.31	8.12%

	GOLDMAN SACHS & CO 85 BROAD ST NEW YORK NY 10004-2434	1,367,399.02	7.61%

	MITRA & CO FBO 98 C/O M&I TRUST COMPANY NA ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 PPW 08 WM MILWAUKEE WI 53224-3638	1,074,996.31	5.99%

	WELLS FARGO BANK NA FBO LANDSBERG,C IRA PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,250,303.94	12.53%

SERVICE SHARES	NFS LLC FEBO 1ST SOURCE BANK TRUST OPERATIONS 2ND FLOOR PO BOX 1602 SOUTH BEND IN 46634-1602	159,334.29	11.99%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT 200 HOPMEADOW ST WEATOGUE CT 06089-9793	185,575.68	13.97%

	GUARDIAN INSURANCE & ANNUITY CORP SEP ACCT L 3900 BURGESS PL EQUITY ACCTG 3S BETHLEHEM PA 18017-9097	229,632.61	17.29%

	INVESTORS BANK & TRUST COMPANY AS TRUSTEE/CUSTODIAN FOR VARIOUS RETIREMENT PLANS ATTN DAVID STAVOLA 4 MANHATTANVILLE RD MD 2-41 PURCHASE NY 10577-2139	133,200.02	10.03%

	EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS C/O GREAT WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	176,258.10	13.27%

	ALERUS FINANCIAL PO BOX 6001 GRAND FORKS ND 58206-6001	99,090.78	7.46%

	WILMINGTON TRUST COMP CUST FBO HUGGINS HOSPITAL 403(B) RETIREMENT SAVINGS PLAN AC 070078 001 1 PO BOX 8880 WILMINGTON DE 19899-8880	114,937.19	8.65%

CLASS A SHARES	HARTFORD LIFE INSURANCE CO SEPERATE ACCOUNT 401 ATTN DAVID BROECK PO BOX 2999 HARTFORD CT 06104-2999	2,662,829.28	11.28%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,721,572.33	11.53%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	3,730,115.34	15.80%

	RELIANCE TRUST COMPANY CUST FBO INDEX CORPORATION RETIREMENT PLAN PO BOX 48529 ATLANTA GA 30362-1529	1,418,835.15	6.01%

CLASS C SHARES	NFS LLC FEBO NFS/FMTC IRA FBO MARGO F KELLY 5381 SHOREWOOD DR INDIANAPOLIS IN 46220-3637	176,548.11	6.81%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	660,856.28	25.51%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	228,121.06	8.80%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97RT6 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	377,158.61	14.56%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	199,404.22	7.70%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

CLASS B SHARES	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO JASON A TOTEDO 1901 MANHATTAN AVE HERMOSA BEACH CA 90254-2861	181,182.58	9.74%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	116,512.17	6.26%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	149,045.58	8.01%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	217,756.93	11.70%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	211,132.53	11.35%

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O. BOX 9446 MINNEAPOLIS MN 55474-0001	272,713.11	14.65%

SMALL/MID CAP GROWTH FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	123,702.15	7.70%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	119,304.70	7.43%

	JACKSON TUBE SERVICE INC GOLDMAN SACHS/ADP 401K PLAN 8210 INDUSTRY PARK DR PIQUA OH 45356-8536	84,411.19	5.25%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	484,459.45	30.15%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	226,484.75	14.10%

CLASS B SHARES	NFS LLC FEBO — NFS/FMTC IRA FBO STEPHEN S NOEL 362 FUTURITY DR CAMP HILL PA 17011-8359	13,484.63	7.78%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	35,976.86	20.76%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	10,755.48	6.21%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	19,200.15	11.08%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	45,319.53	26.15%

CLASS C SHARES	UBS FINANCIAL SERVICES INC. FBO UBS-FINSVC CDN FBO MS ELLEN ZAPP P.O.BOX 3321, 1000 HARBOR BLVD WEEHAWKEN NJ 07086-8154	54,329.30	12.03%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	90,884.55	20.13%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	42,925.28	9.51%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	23,954.22	5.31%

	A G EDWARDS & SONS CUST FBO TERRIBETH R GORDON IRA 2646 DERBY RD OTTAWA HILLS OH 43615-2176	30,528.82	6.76%

INSTITUTIONAL SHARES	GPC SEC INC AS AGENT FOR ML B&T CO FSB, TTEE FBO J.H. HARVEY CO., LLC 401(K) RETIREMENT PLAN PO BOX 105117 ATLANTA GA 30348-5117	5,161,460.88	95.87%

SERVICE SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,010.35	12.48%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	7,087.11	87.52%

STRATEGIC GROWTH FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	8,773,995.00	65.59%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	768,576.08	5.75%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	1,289,601.02	9.64%

CLASS B SHARES	NFS LLC FEBO VALERIE GIORGIONE KAREN A FICOCIELLO FRANK L FARACO 5 DRUMMOND RD STONEHAM MA 02180-2120	36,505.35	5.14%

	UBS FINANCIAL SERVICES INC. FBO UBS-FINSVC CDN FBO JULIA HEATH PO BOX 3321 WEEHAWKEN NJ 07086-8154	61,376.54	8.63%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	43,836.66	6.17%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR7 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	74,706.70	10.51%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	122,991.99	17.30%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	48,970.55	6.89%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	62,410.64	8.78%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	82,323.42	7.67%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR7 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	309,664.91	28.85%

	A G EDWARDS CUST FBO VICKI KLAUSNER IRA 8218 E DEL CAMINO DR SCOTTSDALE AZ 85258-2331	67,550.33	6.29%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	274,372.65	25.57%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK, NY 10004	2,899,485.06	19.24%

	SEI TRUST CO C/O CITIZENS FLINT TPA ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	2,287,123.98	15.18%

	THE NORTHERN TRUST CO AS TRUSTEE FBO BAKER HUGHES INC SUPPLEMENTAL RETIREMENT PLAN-DV PO BOX 92994 CHICAGO IL 60675-2956	2,008,494.17	13.33%

	JP MORGAN CHASE BANK AS TRUSTEE FBO SUN MICROSYSTEMS INC TAX DEFERRED RETIREMENT SAVINGS PLAN C/O JP MORGAN RPS MANAGEMENT RPTG TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	4,926,419.56	32.69%

	CHARLES SCHWAB & CO INC SPEC. CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 9601 E. PANORAMA CIRCLE MAILSTOP DEN2-02-052 ENGLEWOOD CO 80112-3441	1,218,047.32	8.08%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SERVICE SHARES	GOLDMAN SACHS SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	150.09	50.58%

	FIFTH THIRD BANK TTEE FBO: BANK CHAMPAIGN P.O. BOX 3385 CINCINNATI OH 45263-0001	146.02	49.21%

STRUCTURED INTERNATIONAL EQUITY FLEX FUND INSTITUTIONAL SHARES	NFS LLC FEBO LARRY D ELLERMANN 1555 E ORANGEWOOD AVE PHOENIX AZ 85020-5130	556,646.71	13.39%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,406,748.46	81.94%

CLASS A SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	12,223,597.11	95.07%

CLASS C SHARES	UBS FINANCIAL SERVICES INC. FBO UBS-FINSVC CDN FBO DR LAWRENCE K SPITZ P.O.BOX 3321, PO BOX 3321 WEEHAWKEN NJ 07086-8154	20,820.38	10.99%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11,019.92	5.82%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	40,254.38	21.25%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	14,221.34	7.51%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	11,506.29	6.07%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	15,665.77	8.27%

STRUCTURED INTERNATIONAL EQUITY FUND CLASS A SHARES	NFS LLC FEBO FMT CO CUST R/O IRA FBO LYNN M DEVOS 57 HAPPY VALLEY CIR NEWNAN GA 30263-4025	6,901,853.77	7.85%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22,151,879.11	25.20%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	18,696,305.50	21.27%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	11,054,497.65	12.58%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF VARIOUS IMS CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	20,285,832.73	23.08%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	58,564.04	8.55%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ# 97RT3 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	104,803.34	15.30%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	37,401.26	5.46%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	146,181.51	21.34%

	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	75,143.62	10.97%

SERVICE SHARES	TRUSTMARK NATIONAL BANK TTEE FBO VARIOUS TRUST ACCOUNTS 248 E CAPITOL ST JACKSON MS 39201-2503	3,030,264.05	84.86%

INSTITUTIONAL SHARES	STATE STREET BANK & TR CO CUST FBO GOLDMAN SACHS BALANCED STGY OMNIBUS A/C — CORE INLT EQ FUND PO BOX 1713 BOSTON MA 02205-1713	137,918,062.51	72.94%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	9,965,669.33	5.27%

	WELLS FARGO BANK NA FBO MEIJER INC EMPLOYEE BENEFIT VEBA PO BOX 1533 MINNEAPOLIS MN 55480-1533	19,888,962.71	10.52%

CLASS B SHARES	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	46,114.75	5.16%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	492,121.90	55.12%

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	65,896.38	7.38%

STRUCTURED LARGE CAP GROWTH FUND INSTITUTIONAL SHARES	STATE STREET BANK & TRUST CO CUST FBO GOLDMAN SACHS BALANCED STGY OMNIBUS A/C — CORE LG CAP GRTH FD PO BOX 1713 BOSTON MA 02205-1713	75,772,339.02	90.45%

CLASS A SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC F110C AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY — KW1C COVINGTON KY 41015-1999	1,995,784.92	5.36%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11,195,348.32	30.05%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,607,157.60	12.37%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	9,961,884.17	26.74%

CLASS B SHARES	NFS LLC FEBO WM FINANCIAL SERVICES INC R/O IRA FBO ENGIN OKTAY 6571 STARSHINE DR HUNTINGTON BEACH CA 92647-2940	370,234.03	16.70%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	113,256.44	5.11%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC# 97P22 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	212,787.44	9.60%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	208,613.06	9.41%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	131,084.35	5.91%

	A G EDWARDS & SONS C/F JOSEPH C DAWSON C/F NICOLE RUTH DAWSON EDUCATIONAL SAVINGS ACCT 840 BRIDGE POINT CIRCLE MT PLEASANT SC 29464-2849	116,219.58	5.24%

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	234,447.83	10.57%

CLASS C SHARES	NFS LLC FEBO FMTC TTEE HOWREY AND SIMON HSH PLAN FBO WILLIAM R O’BRIEN 2120 S ST NW WASHINGTON DC 20008-4033	122,582.12	7.64%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	110,107.23	6.86%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS1 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	249,446.05	15.54%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	109,165.22	6.80%

	STIFEL NICOLAUS & CO INC MARY ANN A SPECHT IRA/RO 501 NORTH BROADWAY ST LOUIS MO 63102-2131	181,013.24	11.28%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	A G EDWARDS & SONS INC C/F MARSHALL BERRYHILL DECD IRA FBO SANDRA BERRYHILL BENE ACCOUNT 583 WOODMORE CT GREENWOOD IN 46142-7364	158,059.35	9.85%

SERVICE SHARES	COHASMCO C/O FIRST FINANCIAL BANK, N.A. ATTN: ROBIN TAYLOR PO BOX 476 HAMILTON OH 45012-0476	7,989.52	40.87%

	MOCE & CO ATTN TRUST OPERATIONS 1515 CHARLESTON AVE PO BOX 499 MATTOON IL 61938-0499	8,116.35	41.52%

	HUBB & CO FBO RELIUS ACCOUNTS 665 LOCUST ST PO BOX 897 DES MOINES IA 50306-0897	3,368.76	17.23%

STRUCTURED LARGE CAP VALUE FUND CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,945,821.12	23.36%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,349,644.02	8.75%

	NATIONWIDE TRUST CO F S B C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,256,627.69	8.51%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	5,212,680.27	13.61%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF VARIOUS IMS CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	7,916,764.59	20.68%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,278,051.08	5.95%

CLASS B SHARES	NFS LLC FEBO CHRISTOPHER KAILA PO BOX 681 ZEPHYR COVE NV 89448-0681	108,480.36	8.57%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	100,825.05	7.97%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	119,416.16	9.44%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	111,943.03	8.85%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	223,469.79	17.66%

	A G EDWARDS & SONS INC FBO WALTER J CANTEEL & MARY T CANTEEL & WALTER T ONE NORTH JEFFERSON ST LOUIS MO 63103	75,405.49	5.96%

	AMERICAN ENTERPRISE INVESTMENT SVCS P.O BOX 9446 MINNEAPOLIS MN 55440-9446	118,266.69	9.35%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	156,140.47	8.89%

	STONEHILL & TAYLOR GOLDMAN SACHS/ADP 401K PLAN 270 LAFAYETTE ST STE 1101 NEW YORK NY 10012-3327	788,373.43	44.91%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	132,466.12	7.55%

	A G EDWARDS & SONS CUSTODIAN FOR SANDRA J. FOWLER ROTH IRA ACCOUNT 165 WALNUT CT LEXINGTON NC 27292-9703	97,531.15	5.56%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST CO CUST FBO GOLDMAN SACHS BALANCED STGY OMNIBUS A/C — CORE LG CAP VALUE FD PO BOX 1713 BOSTON MA 02205-1713	63,838,955.57	82.98%

SERVICE SHARES	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN FOR 4949491 525 WASHINGTON BLVD JERSEY CITY NJ 07310 UNITED STATES	37,855.00	5.90%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN SERVICE TEAM SEC 97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	145,324.53	22.64%

	PATTERSON & CO FBO COMERICA FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	111,351.49	17.35%

	TRANSAMERICA LIFE INSURANCE COMPANY 1150 S. OLIVE T-4 LOS ANGELES CA 90015-2209	109,098.69	17.00%

	HUBB & CO FBO RELIUS ACCOUNTS 665 LOCUST ST PO BOX 897 DES MOINES IA 50306-0897	194,694.96	30.33%

STRUCTURED SMALL CAP EQUITY FUND CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,511,753.94	14.11%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,284,154.14	18.45%

	PALATIN TECHNOLOGIES INC GOLDMAN SACHS/ADP 401K PLAN 4C CEDARBROOK DR CRANBURY NJ 08512-3612	1,107,270.92	6.22%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	1,696,929.24	9.53%

	MERCER TRUST COMPANY CENVEO CORP 401K SAVINGS & RET PLAN FOR UNION EMPLOYEES ATTN DC PLAN AdministrationMS N-6-G 1 INVESTORS WAY NORWOOD MA 02062-1599	906,192.86	5.09%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF VARIOUS IMS CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	2,116,560.78	11.89%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,071,907.32	6.02%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	124,513.92	6.48%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS9 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	193,998.55	10.09%

	INTEGNOLOGY CORP GOLDMAN SACHS/ADP 401K PLAN 16190 LOS GATOS BLVD STE 100 LOS GATOS CA 95032-4525	728,537.75	37.90%

	A G EDWARDS & SONS C/F JAN M CARLEY ROTH IRA ACCOUNT 18 COBBLESTONE DRIVE SUMRALL MS 39482-5050	111,134.37	5.78%

SERVICE SHARES	NFS LLC FEBO JACOBSEN CONSTRUCTION DC 3131 W 2210 S SALT LAKE CTY UT 84119-1267	500,787.76	22.68%

	TRUSTMARK NATIONAL BANK TTEE FBO VARIOUS TRUST ACCOUNTS 248 E CAPITOL ST JACKSON MS 39201-2503	1,618,487.83	73.31%

INSTITUTIONAL SHARES	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFITS PLANS 100 MAGELLAN WAY — KW1C COVINGTON KY 41015-1999	10,171,797.84	19.61%

	STATE STREET BANK & TRUST TTEE GS PROFIT SHARING MASTER TRUST ATTN JEN CONSIGL JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	3,118,708.23	6.01%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	NFS LLC FEBO FMTC TTEE VERIZON WIRELS RET PL VERIZON MODERATE BALANCED PT ATTN: TORREY NEWCOMB 82 DEVONSHIRE STREET, Z1M BOSTON MA 02109-3605	3,372,487.97	6.50%

	MERCER TRUST COMPANY TTEE FBO THOMSON 401K SAVINGS PLAN ONE INVESTORS WAY N-7-E NORWOOD MA 02062-1599	3,286,199.11	6.34%

	STATE STREET BANK & TR CO CUST FBO GOLDMAN SACHS BALANCED STGY OMNIBUS A/C — GROWTH & INC FUND PO BOX 1713 BOSTON MA 02205-1713	14,897,936.95	28.73%

	SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DR OAKS PA 19456	7,761,344.23	14.97%

CLASS B SHARES	NFS LLC FEBO — NFS/FMTC IRA FBO STEPHEN S NOEL 362 FUTURITY DR CAMP HILL PA 17011-8359	224,729.89	21.35%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	53,137.76	5.05%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	83,838.61	7.97%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	73,816.38	7.01%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	101,973.80	9.69%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	86,896.13	8.26%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	98,606.55	9.37%

STRUCTURED TAX-MANAGED EQUITY FUND CLASS A SHARES	NFS LLC FEBO LISA J CACCAMISE CRAIG CACCAMISE 271 QUAKER RD POMONA NY 10970-2828	2,879,638.56	14.40%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3,446,845.57	17.23%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	2,023,445.26	10.12%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	2,696,532.22	13.48%

	IMS & CO FOR THE EXCLUSIVE BENEFIT OF VARIOUS IMS CUSTOMERS PO BOX 173887 DENVER CO 80217-3887	3,004,354.94	15.02%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,746,990.11	13.74%

CLASS B SHARES	NFS LLC FEBO ELINOR JOANN BUMBALOUGH TTEE JOANN BUMBALOUGH LIVING TRUST U/A 7/8/91 PO BOX 206 WILLIAMSTON MI 48895-0206	329,102.42	15.73%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	119,686.74	5.72%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	305,177.83	14.58%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	163,555.79	7.82%

	EDWARD JONES ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	230,720.24	11.02%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	481,583.54	17.63%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	285,164.46	10.44%

INSTITUTIONAL SHARES	NFS LLC FEBO DOROTHY KUBALA TTEE ROBERT KUBALA FAMILY TR U/A 7/25/01 2134 COUNTY ROAD 453 EL CAMPO TX 77437-6628	352,896.40	5.68%

	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,365,961.56	21.99%

	SEI PRIVATE TRUST CO C/O AMERICAN NATIONAL ONE FREEDOM VALLEY DR OAKS PA 19456	967,489.77	15.57%

	NATIONAL CITY BANK TTEE COLTER CONSTANCE AGENCY TR MUTUAL FUNDS PO BOX 94984 CLEVELAND OH 44101-4984	327,378.31	5.27%

	KEYBANC CAPITAL MARKETS INC (FBO) 4900 TIEDEMAN RD BROOKLYN OH 44144-2338	335,134.20	5.39%

	WELLS FARGO BANK NA FBO GRAHAM MONICA L FAMILY TR-IMA PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,620,966.74	26.09%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

SERVICE SHARES	NFS LLC FEBO DAVID ALAN EDWARDS 2809 MILL CREEK CT RALEIGH NC 27603-3931	37,946.07	100.00%

STRUCTURED U.S. EQUITY FLEX FUND CLASS A SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	4,620,888.75	97.72%

CLASS C SHARES	NFS LLC FEBO GRACE COSENTINO 6204 23RD AVE BROOKLYN NY 11204-3303	4,139.18	13.33%

	A G EDWARDS & SONS CUST FBO JEFFREY A O’BRIEN IRA 121 CHASE RD MANHASSET NY 11030-2537	2,467.04	7.94%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	4,670.16	15.04%

	FIRST CLEARING LLC NORMAN T STAUB IRA FCC AS CUSTODIAN 3009 INDIAN RIPPLE RD DAYTON OH 45440-3644	2,765.75	8.91%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	4,674.85	15.06%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	8,369.41	26.95%

INSTITUTIONAL SHARES	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,630,451.80	98.91%

STRUCTURED U.S. EQUITY FUND SERVICE SHARES	FULTON FINANCIAL ADV TTEE FBO PO BOX 3215 LANCASTER PA 17604-3215	342,521.02	67.00%

	MITRA & CO EXP ATTN MUTUAL FUNDS 11270 W PARK PL SUITE 400 PPW 08 WM MILWAUKEE WI 53224-3623	53,606.32	10.49%

CLASS A SHARES	NFS LLC FEBO NFS/FMTC IRA FBO JADU G DAS 28 DUCK POND LN RAMSEY NJ 07446-1643	1,185,081.24	5.01%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,893,183.57	16.45%

	RUSSELL REID WASTE HAULING GOLDMAN SACHS/ADP 401K PLAN 200 SMITH ST PO BOX 130 KEASBEY NJ 08832-0130	1,310,728.32	5.54%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	5,180,853.56	21.89%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	164,492.33	7.80%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEQ #97RS0 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	201,408.64	9.54%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	132,880.67	6.30%

	PAGE LITHO GOLDMAN SACHS/ADP 401K PLAN 6445 E VERNOR HWY DETROIT MI 48207-3438	632,292.35	29.96%

	A G EDWARDS & SONS C/F JEFF A KRAL ROTH IRA ACCOUNT 7138 SADDLE CREEK CIRCLE SARASOTA FL 34241-9548	126,534.05	6.00%

INSTITUTIONAL SHARES	STATE STREET BANK & TRUST TTEE GS PROFIT SHARING MASTER TRUST CASH SWEEP SUPPORT GROUP JOSIAH QUINCY BUILDING 5N 200 NEWPORT AVE NORTH QUINCY MA 02171-2102	3,871,135.89	17.06%

	NFS LLC FEBO LAURA J WATERS 7160 SIX GUN CT SAINT CLOUD FL 34771-7917	1,235,012.26	5.44%

	FIRST TENNESSEE NATIONAL CORP SAVINGS PLAN & TRUST NATIONWIDE TRUST COMPANY 98 SAN JACINTO BLVD STE 1100 PO BOX 1412 AUSTIN TX 78767-1412	1,417,266.21	6.25%

	SEI TRUST COMPANY C/O FIRST NATL BANK OF LONG ISLAND ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456	9,918,115.71	43.71%

	CENCO C/O COMPASS BANK ATTN AMG 7TH FL PO BOX 10566 BIRMINGHAM AL 35296-0566	1,718,059.56	7.57%

CLASS B SHARES	NFS LLC FEBO NFS/FMTC R/O IRA FBO PEI KUNG CHANG 428 FURNACE DOCK RD CORTLANDT MNR NY 10567-6606	496,548.35	13.35%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	195,485.01	5.25%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	350,899.68	9.43%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM 97PP8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	297,024.41	7.98%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	FIRST CLEARING, LLC WILLIAM PRIKRYL SEP IRA FCC AS CUSTODIAN 3421 BLUEGRASS DR MIDLOTHIAN TX 76065-5444	337,870.59	9.08%

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	294,899.78	7.93%

TENNESSEE MUNICIPAL FUND INSTITUTIONAL SHARES	SEI TRUST COMPANY C/O FIRST TENNESSEE BANK ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456	7,209,359.25	98.77%

CLASS A SHARES	NFS LLC FEBO JEFF CARR ANNE CARR 1045 HIDEBOUND RD BURNS TN 37029-5676	452,419.96	46.98%

	ROBERT S MARQUIS PERS REP ESTATE GERALD E STUART 900 S GAY ST STE 900 KNOXVILLE TN 37902-1848	54,968.25	5.71%

	ELIZABETH T GRAVES 120 S GROVE PARK RD MEMPHIS TN 38117-3104	71,775.72	7.45%

CLASS C SHARES	THE GOLDMAN SACHS GROUP LP TENNESSEE MUNI SEED ACCOUNT ATTN IMD CONTROLLERS 701 MOUNT LUCAS RD PRINCETON NJ 08540-1911	1,025.91	99.52%

TOLLKEEPER FUNDSM CLASS A SHARES	NFS LLC FEBO NFS/FMTC IRA FBO JADU G DAS 28 DUCK POND LN RAMSEY NJ 07446-1643	727,525.72	6.27%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	598,547.98	5.16%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	762,736.61	6.58%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	609,484.70	5.26%

	THE NORTHERN TRUST COMPANY FBO A G EDWARDS RETIREMENT AND PROFIT SHARING PLAN DTD 03/01/1997 PO BOX 92956 CHICAGO IL 60675-2994	1,194,702.17	10.30%

	A G EDWARDS & SONS CUST FBO BRENDA ANN ORMAN IRA 37 OLD MEADOW CT LIVONIA NY 14487-9767	1,178,385.95	10.16%

CLASS B SHARES	NFS LLC FEBO PEI K CHANG 428 FURNACE DOCK RD CORTLANDT MANOR NY 10567-6606	1,083,232.56	11.19%

	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	745,446.20	7.70%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	669,154.31	6.91%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #9EH18 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	1,121,464.31	11.58%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	714,098.19	7.37%

	A G EDWARDS & SONS INC THELMA J CROSIER 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2287	572,690.78	5.91%

	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS MN 55474-0001	535,724.29	5.53%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	713,703.98	12.34%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #9EH19 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	640,993.99	11.08%

	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9245	412,408.70	7.13%

	YEE ENGINEERING & ASSOCIATES 401 (K) PLAN GOLDMAN SACHS / ADP 401(K) PLAN 1017 MAIN ST VOORHEES NJ 08043-4602	602,656.26	10.42%

	A G EDWARDS & SONS CUST FBO LINDA A HENDERSHOT SIMPLE IRA 132 ELMWOOD DR PARSIPPANY NJ 07054-3527	666,054.79	11.51%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	1,244,575.49	73.71%

	SEI TRUST CO C/F SECURITY NATIONAL ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456	133,463.75	7.90%

	WELLS FARGO BANK NA FBO RETIREMENT PLAN SVCS PO BOX 1533 MINNEAPOLIS MN 55480-1533	281,116.05	16.65%

SERVICE SHARES	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC #97PR8 GOLDMAN SACHS FUNDS 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	17,166.71	83.13%

	AMERICAN UNITED LIFE INSURANCE CO FBO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0020	2,266.91	10.98%

U.S. EQUITY DIVIDEND AND PREMIUM FUND CLASS A SHARES	NFS LLC FEBO NFS/FMTC IRA FBO FRANK A MCHUGH 6125 TENNESSEE AVE STE 1 RIVERBANK CA 95367-2959	1,321,435.45	6.01%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	17,404,797.45	79.10%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,826,304.54	8.30%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH ST — 3RD FLOOR NEW YORK NY 10001-2402	134,357.38	12.42%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	111,608.24	10.31%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	403,850.09	37.32%

	FIRST CLEARING LLC SANDRA S FRANKLIN IRA FCC AS CUSTODIAN 4712 LEVADA TER ROCKVILLE MD 20853-2260	132,800.33	12.27%

	MORGAN STANLEY DW ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FL JERSEY CITY NJ 07311	69,082.32	6.38%

INSTITUTIONAL SHARES	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	3,268,579.89	46.80%

	STATE STREET BANK & TR CO CUST GS INCOME STRATEGIES PORTFOLIO US EQUITY DIVIDEND AND PREMIUM FUND PO BOX 1173 BOSTON MA 02205-1173	365,602.94	5.23%

	SAXON & CO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	2,212,641.03	31.68%

	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-052 ENGLEWOOD CO 80112-3441	432,762.12	6.20%

U.S. MORTGAGES FUND CLASS A SHARES	CITIGROUP GLOBAL MARKETS INC FBO MS WENDY A HAIG 159460954 333 W 34TH ST NEW YORK NY 10001-2402	115,103.38	16.37%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	246,042.83	34.99%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	325,611.20	46.31%

INSTITUTIONAL SHARES	SOMPO JAPAN INSURANCE CO OF AMERICA ATTN TAMMY VAN DUNK TWO WORLD FINANCIAL CTR 43RD FL 225 LIBERTY ST NEW YORK NY 10281-1008	3,323,643.06	23.15%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	10,543,974.87	73.44%

SEPARATE ACCOUNTS INSTITUTIONAL	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	23,358,977.17	96.83%

ULTRA-SHORT DURATION GOVERNMENT FUND INSTITUTIONAL SHARES	WATERTOWN SAVINGS BANK 60 MAIN ST WATERTOWN MA 02472-4422	7,378,063.38	20.96%

	NFS LLC FEBO FMT CO CUST IRA FBO CATHERINE FERGUSON 604 SMYTHE ST KOSCIUSKO MS 39090-4224	4,306,792.52	12.24%

	GOLDMAN, SACHS & CO. C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK NY 10004-2434	7,681,654.44	21.83%

	REGENTS OF THE UNIVERSITY OF MN OFFICE OF ASSET MANAGEMENT ATTN CASH MANAGEMENT 2221 UNIVERSITY AVE SE STE 145 MINNEAPOLIS MN 55414-3165	2,050,351.00	5.83%

	STATE TREASURER MTP ATTN: GAYLE DUCKER 941 O ST STE 500 LINCOLN NE 68508-3625	1,989,664.22	5.65%

	FTC & CO., ATTN: DATALYNX #555 PO BOX 173736 DENVER CO 80217-3736	6,004,056.36	17.06%

	CHARLES SCHWAB & CO INC SPEC. CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 9601 E. PANORAMA CIRCLE MAILSTOP DEN2-02-052 ENGLEWOOD CO 80112-3441	1,970,485.87	5.60%

SERVICE SHARES	NFS LLC FEBO NFS/FMTC SEP IRA FBO JAMES A MACY 8057 KILLARNEY AIRE RD ROSCOE IL 61073-7523	230,815.33	12.21%

	CHATTANOOGA NEIGHBORHOOD ENTERPRISE INC 1301 MARKET ST STE 100 CHATTANOOGA TN 37402-4455	111,569.28	5.90%

	PILLOWTEX CORP FBO CURE COST ACCOUNT ATTN JOHN WAHOSKI PO BOX 107 KANNAPOLIS NC 28082-0107	1,460,224.33	77.27%

CLASS A SHARES	GOLDMAN, SACHS & CO. FBO ACCT# 040030223 C/O MUTUAL FUND OPS 85 BROAD ST NEW YORK, NY 10004	1,749,848.08	16.75%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUST ATTN: SERVICE TEAM SEC# 97PP6 GOLDMAN SACHS FUNDS 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,193,051.06	11.42%

	NATIONWIDE TRUST CO F S B C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	859,772.36	8.23%

		Number of	Percentage
Goldman Sachs Fund; Class of Shares	Shareholder Name and Address*	Shares	of Fund

	EDWARD JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	1,269,369.90	12.15%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,299,763.73	22.01%

* The entity set forth in this column is the shareholder of record and may be deemed to be beneficial owner of certain of the shares listed for certain purposes under the securities laws, although the entity generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

EXHIBIT C

NOMINATING COMMITTEE CHARTER

Goldman Sachs Funds Governance and Nominating Committee Charter

Organization and Purpose

The Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (together the “Funds”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who are independent of the management of Goldman, Sachs & Co. and who are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) with respect to the selection and nomination of independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Statement of Board Policy

The mission of the Board of Trustees is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board of Trustees that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Committee Responsibilities

The Committee will have the following responsibilities:

•	Monitor the actions of the Board of Trustees in light of the Statement of Policy set forth in this Charter.

•	Monitor the governance policies set forth in the Trustee Charter adopted by the Board of Trustees, and recommend such changes to those policies as the Committee deems appropriate from time to time.

•	Monitor the Funds’ standards of Trustee independence.

•	Oversee and review the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommend such actions as the Committee deems appropriate.

•	Keep informed of regulatory changes and industry practices relating to mutual fund governance and recommend such changes as the Committee deems appropriate.

•	Oversee the continuing education of incumbent and new independent Trustees.

•	Review periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

•	Select and nominate candidates for election or appointment as non-interested members of the Board of Trustees as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

C-1

Selection and Nomination of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as non-interested members of the Board of Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Committee will consider, among other criteria, a candidate’s:

a)	experience in business, financial or investment matters or in other fields of endeavor;

b)	reputation;

c)	ability to attend scheduled Board and Committee meetings;

d)	general availability to attend to Board business on short notice;

e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

f)	length of potential service;

g)	commitment to the representation of the interests of the Funds and their shareholders;

h)	commitment to maintaining and improving Trustee skills and education; and

i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees of the Trusts and such other persons as the Committee deems appropriate.

Additional Matters

•	The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•	The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Funds will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Adopted: Jan. 29, 2003
Amended: August 10, 2006

C-2

P.O. BOX 9112 FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE

To vote by Telephone
1)	Read the Proxy Statement and have the Voting Instruction Card at hand.
2)	Call 1-888-221-0697.
3)	Follow the recorded instructions.

To vote by Internet
1)	Read the Proxy Statement and have the Voting Instruction Card at hand.
2)	Go to www.proxyweb.com
3)	Follow the on-line instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the reverse side.
3)	Sign and date the Voting Instruction Card.
4)	Return the card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
GOLDMAN SACHS TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 3, 2007
FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE
This Voting Instruction Card is solicited by the above-referenced insurance company (the “Company”) for its contract owners who hold a voting interest in the Separate Account of the Company that invests in the above named Fund of Goldman Sachs Trust (the “Trust”) and who are entitled to instruct the Company on how to vote shares held by the Separate Account.
The undersigned contract owner instructs the Company to vote at the Special Meeting of Shareholders of the Trust scheduled for August 3, 2007 at 2 p.m., and at any adjournments or postponements thereof, all share of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card.
If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Trust attributable to your account value FOR the election of all Trustees. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

ê	PLEASE SIGN, DATE AND RETURN PROMPTLY
Receipt of Notice of Special Meeting and Proxy Statements is hereby acknowledged.
DATED:                                         , 2007

Signature(s)	(Sign in the Box)
Note: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.
ê

ê

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ê	ê

					FOR all	WITHHOLD
FOR SHAREHOLDERS OF ALL FUNDS:					Nominees	authority to
					listed (except	vote for all
Item 1.	To Elect Trustees				as marked to	nominees
the contrary
Nominees:	(01) Ashok N. Bakhru	(03) Diana M. Daniels	(05) Jessica Palmer	(07) Richard P. Strubel	at left)
	(02) John P. Coblentz, Jr.	(04) Patrick T. Harker	(06) Alan A. Shuch	(08) Kaysie P. Uniacke
					☐	☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.

GS REAL ESTATE SECURITIES FUND, GS INTERNATIONAL REAL ESTATE SECURITIES FUND, GS TOLLKEEPER FUND AND GS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY:					FOR	AGAINST	ABSTAIN

Item 2.	To approve a change in the sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company and elimination of a related investment restriction.				☐	☐	☐

GS CALIFORNIA AMT-FREE MUNICIPAL FUND AND GS NEW YORK AMT-FREE MUNICIPAL FUND:

Item 3.	To approve the removal of the Secondary Investment Objective.				☐	☐	☐

FOR SHAREHOLDERS OF ALL FUNDS:

Item 4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê

P.O. BOX 9112 FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE

To vote by Telephone
1)	Read the Proxy Statement and have the Proxy card at hand.
2)	Call 1-888-221-0697.
3)	Follow the recorded instructions.

To vote by Internet
1)	Read the Proxy Statement and have the Proxy card at hand.
2)	Go to www.proxyweb.com
3)	Follow the on-line instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the reverse side.
3)	Sign and date the Proxy card.
4)	Return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
GOLDMAN SACHS TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 3, 2007
FUND NAME PRINTS HERE
The undersigned hereby appoints James McNamara, John Perlowski, Peter Bonanno, Mark Robertson and Patricia Meyer and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Friday, August 3, 2007 at 2 p.m., New York time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ON ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

ê	THIS PROXY CARD IS VALID ONLY
WHEN SIGNED AND DATED
DATED:                                         , 2007

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

ê	ê

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ê	ê

FOR SHAREHOLDERS OF ALL FUNDS:
					FOR all	WITHHOLD
Item 1.	To Elect Trustees				Nominees	authority to
					listed (except	vote for ail
Nominees:	(01) Ashok N. Bakhru	(03) Diana M. Daniels	(05) Jessica Palmer	(07) Richard P. Strubel	as marked to	nominees
	(02) John P. Coblentz, Jr.	(04) Patrick T. Harker	(06) Alan A. Shuch	(08) Kaysie P. Uniacke	the contrary
at left)

					☐	☐
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.

GS REAL ESTATE SECURITIES FUND, GS INTERNATIONAL REAL ESTATE SECURITIES FUND, GS TOLLKEEPER FUND AND GS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY:					FOR	AGAINST	ABSTAIN

Item 2.	To approve a change in the sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company and elimination of a related investment restriction.				☐	☐	☐

GS CALIFORNIA AMT-FREE MUNICIPAL FUND AND GS NEW YORK AMT-FREE MUNICIPAL FUND:

Item 3.	To approve the removal of the Secondary Investment Objective.				☐	☐	☐

FOR SHAREHOLDERS OF ALL FUNDS:

Item 4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê

P.O. BOX 9112 FARMINGDALE, NY 11735
Consolidated Proxy Card
THE TOP HALF OF THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY CARD. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.

GOLDMAN SACHS TRUST
PROXY FOR THE MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.	TO BE HELD AUGUST 3, 2007
The undersigned hereby appoints James McNamara, John Perlowski, Peter Bonanno, Mark Robertson and Patricia Meyer and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Friday, August 3, 2007 at 2 p.m., New York time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

ê	THIS PROXY CARD IS VALID ONLY
WHEN SIGNED AND DATED
DATE:                                         , 2007

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

ê	ê
▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼
THREE EASY WAYS TO VOTE

To vote by Telephone
1)	Read the Proxy Statement and have the Consolidated Proxy card at hand.
2)	Call 1-888-221-0697.
3)	Follow the recorded instructions.

To vote by Internet
1)	Read the Proxy Statement and have the Consolidated Proxy card at hand.
2)	Go to www.proxyweb.com
3)	Follow the on-line instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the reverse side.
3)	Sign and date the Proxy card.
4)	Return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.
NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED VOTING INSTRUCTIONS FORM ABOVE.
THIS PROXY CARD IS VALID ONLY
WHEN SIGNED AND DATED
DATE:                                         , 2007

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
Consolidated Proxy Card

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

ê	ê

					FOR all	WITHHOLD
FOR SHAREHOLDERS OF ALL FUNDS:					Nominees	authority to
					listed (except	vote for all
					as marked to	nominees
the contrary
at left)
Item 1.	To Elect Trustees

Nominees:	(01) Ashok N. Bakhru	(03) Diana M. Daniels	(05) Jessica Palmer	(07) Richard P. Strubel
	(02) John P. Coblentz, Jr.	(04) Patrick T. Harker	(06) Alan A. Shuch	(08) Kaysie P. Uniacke
					☐	☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.

GS REAL ESTATE SECURITIES FUND, GS INTERNATIONAL REAL ESTATE SECURITIES FUND, GS TOLLKEEPER FUND AND GS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY:					FOR	AGAINST	ABSTAIN

Item 2.	To approve a change in the sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company and elimination of a related investment restriction.				☐	☐	☐

GS CALIFORNIA AMT-FREE MUNICIPAL FUND AND GS NEW YORK AMT-FREE MUNICIPAL FUND:

Item 3.	To approve the removal of the Secondary Investment Objective.				☐	☐	☐

FOR SHAREHOLDERS OF ALL FUNDS:

Item 4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê
▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼
INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030
FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

		FOR ALL	WITHHOLD
1.	Election of Trustees	EXCEPT*	ALL
	(See Nominee list on consolidated ballot.)	☐	☐

*EXCEPT

		FOR	AGAINST	ABSTAIN
2.	Change to Non-Diversified*	☐	☐	☐

3.	Remove secondary investment objective*	☐	☐	☐

4.	Other business*
*Please read Consolidated Ballot above for full text of proposals.

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030
FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

		FOR ALL	WITHHOLD
1.	Election of Trustees	EXCEPT*	ALL
	(See Nominee list on consolidated ballot.)	☐	☐

*EXCEPT

		FOR	AGAINST	ABSTAIN
2.	Change to Non-Diversified*	☐	☐	☐

3.	Remove secondary investment objective*	☐	☐	☐

4.	Other business*
*Please read Consolidated Ballot above for full text of proposals.

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030
FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

		FOR ALL	WITHHOLD
1.	Election of Trustees	EXCEPT*	ALL
	(See Nominee list on consolidated ballot.)	☐	☐

*EXCEPT

		FOR	AGAINST	ABSTAIN
2.	Change to Non-Diversified*	☐	☐	☐

3.	Remove secondary investment objective*	☐	☐	☐

4.	Other business*
*Please read Consolidated Ballot above for full text of proposals.

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030